1933 Act File No. 333-7008
                                                      1940 Act File No. 811-8227


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.....       X

Post-Effective Amendment No.  3   ..........................       X
                             -----                                --

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No.___9__ ........................................      __X_

                              DEUTSCHE FUNDS, INC.

               (Exact name of Registrant as Specified in Charter)

            5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                               (412) 288-1900
                         (Registrant's Telephone Number)

                  Victor R. Siclari, Federated Investors Tower,
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

 X immediately upon filing pursuant to paragraph (b) _ on ___________________pursuant to paragraph (b)(1)(v) __ 60 days after filing pursuant to paragraph (a) (i) __ on ___________________pursuant to paragraph (a)
(i) __ 75 days after filing pursuant to paragraph (a)(ii) on pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Copies To:

John T. Bostelman, Esquire
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

                          CROSS-REFERENCE SHEET


      This Amendment to the Registration Statement of Deutsche Funds, Inc., which is comprised of eleven funds, relates to Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund, Deutsche European Bond Fund, Deutsche US Money Market Fund, and Deutsche Institutional US Money Market Fund, and is comprised of the following:

PART A.    INFORMATION REQUIRED IN A PROSPECTUS.

                                          Prospectus Heading
                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................      Cover Page
Item 2.     Synopsis......................      Expense Summary
Item 3.     Condensed Financial
            Information                         Financial Highlights
Item 4.     General Description of
            Registrant....................      Investment Objectives
                                                Policies and Restrictions;
                                                Investing in the Funds
Item 5.     Management of the Fund              Management of the Corporation
                                                and the Portfolio Trust;
                                                Expense Summary
Item 6.     Capital Stock and Other
            Securities                          Investing in the Funds
Item 7.     Purchase of Securities Being
            Offered.......................      Purchase of Shares; Special
                                                Purchase Features
Item 8.     Redemption or Repurchase......      Redemption of Shares;
                                                Exchange Privileges; Special
                                                Redemption Features; Contingent
                                                Deferred Sales Charge
Item 9.     Pending Legal Proceedings.....      Not applicable

PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

                           (Note: Major Headings Only)

Item 10.    Cover Page....................      Cover Page
Item 11.    Table of Contents                   Table of Contents
Item 12.    General Information and
            History                             Not Applicable
Item 13.    Investment Objectives and
            Policies......................    Investment Objectives and
                                              Policies; Investment Restrictions
Item 14.    Management of the Fund........    Directors, Trustees and
                                              Officers; Manager;
                                              Administrator; Off-Shore
                                              Agent, Service Agent; Distributor
Item 15.    Control Persons and Principal
            Holders of Securities.........    Directors, Trustees and
                                              Officers
Item 16.    Investment Advisory and Other
            Services......................    Adviser; Administrator; Off-
                                              Shore Agent; Distributor;
                                              Servicing Agent
Item 17.    Brokerage Allocation..........    Portfolio Transactions
Item 18.    Capital Stock and Other
            Securities                        Description of Shares
Item 19.    Purchase, Redemption and
            Pricing of Securities
            Being Offered.................    Purchase of Shares;
                                              Redemption of Shares; Net Asset
                                              Value; Redemption in Kind
Item 20.    Tax Status....................    Federal Taxes
Item 21.    Underwriters..................    Administrator; Distributor;
                                              Purchase of Shares
Item 22.    Calculation of Performance
            Data                              Computation of Performance
Item 23.    Financial Statements              Filed in Part B

prospectus

dated October 31, 1998

Deutsche Top 50 World
(Class A Shares and Class B Shares)
Deutsche Top 50 Europe

(Class A Shares, Class B Shares and Class C Shares)

Deutsche Top 50 Asia
(Class A Shares and Class B Shares)
Deutsche Top 50 US

(Class A Shares, Class B Shares and Class C Shares)


An Open-End
Management
Investment
Company

DEUTSCHE TOP 50 WORLD (Class A Shares and Class B Shares)

DEUTSCHE TOP 50 EUROPE (Class A Shares, Class B Shares and Class C Shares)

DEUTSCHE TOP 50 ASIA (Class A Shares and Class B Shares)

DEUTSCHE TOP 50 US (Class A Shares, Class B Shares and Class C Shares)

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)



This Prospectus relates to the Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia ("Top 50 Asia"), and Deutsche Top 50 US ("Top 50 US")(each, a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.



Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.



This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated October 31, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.



INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS
ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated October 31, 1998



                               TABLE OF CONTENTS

Expense Summary........................................   2
Financial Highlights...................................   4

The Funds..............................................   6
Investment Objective, Policies and Restrictions........   6
 All Funds.............................................   7
Risk Factors...........................................  10
 Equity Investments....................................  10
 Foreign Investments (Each Portfolio Except Top 50
 US Portfolio).........................................  10
 Emerging Markets (Each Portfolio Except Top 50
 US Portfolio).........................................  11
 Fixed Income Securities...............................  11
 Futures, Options and Warrants.........................  11
 Geographic Investment Emphasis........................  12
 Local Securities Markets..............................  12
Management of the Corporation and the Portfolio Trust..  12
 Manager...............................................  12
 Adviser...............................................  12
 Portfolio Management..................................  13
 Administrator.........................................  13
 Operations Agent......................................  13
 Administrative Agent..................................  13
 Distributor...........................................  14
 Transfer Agent, Custodian and Fund Accountant.........  14
 Year 2000 Statement...................................  14
 Expenses..............................................  15
 Portfolio Brokerage...................................  15
Investing in the Funds.................................  16
 Class A Shares........................................  16
 Class B Shares........................................  16
 Class C Shares........................................  16
 Other Share Differences...............................  16
Purchase of Shares.....................................  16
 Investing in Class A Shares...........................  16
 Investing in Class B Shares and Class C Shares........  18
 Conversion of Class B Shares..........................  18
 Purchasing Shares Through a Financial Intermediary....  18
 Purchasing Shares by Wire.............................  19
 Purchasing Shares by Check............................  19
Special Purchase Features..............................  19
 Systematic Investment Program.........................  19
 Retirement Plans......................................  19
Exchange Privilege.....................................  19
 Class A Shares........................................  19
 Class B Shares........................................  19
 Class C Shares........................................  19
 Requirements for Exchange.............................  19
 Tax Consequences......................................  19
 Making an Exchange....................................  20
 Telephone Instructions................................  20
Redemption of Shares...................................  20
 Redeeming Shares Through a Financial Intermediary.....  20
 Redeeming Shares by Telephone.........................  20
 Redeeming Shares by Mail..............................  20
Special Redemption Features............................  21
 Systematic Withdrawal Program.........................  21
Contingent Deferred Sales Charge.......................  21
 Class A Shares........................................  21
 Class B Shares........................................  21
 Class C Shares........................................  21
 Class A Shares, Class B Shares and Class C Shares.....  21
 Elimination of Contingent Deferred Sales Charge.......  21
Account and Share Information..........................  22
 Certificates and Confirmations........................  22
 Accounts with Low Balances............................  22
Dividends and Distributions............................  22
Net Asset Value........................................  22
Organization...........................................  22
Taxes..................................................  23
Additional Information.................................  24
Appendix A.............................................  24


                                EXPENSE SUMMARY



The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares and Class B Shares of each Fund and Class C Shares for Top 50 Europe and Top 50 US, and the allocable operating expenses of their corresponding Portfolios. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."



                        Shareholder Transaction Expenses

                                                                                Class A      Class B      Class C

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)   5.50%        None         None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price)                                                   None         None         None
Contingent Deferred Sales Charge
(as a percentage of original purchase price or redemption proceeds, as
applicable)                                                                     0.00%(1)     5.00%(2)     1.00%(3)
Redemption Fees (as a percentage of
amount redeemed, if applicable)                                                 None         None         None
Exchange Fees None None None

 (1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
(2)  In the first year, declining to 1.00% in the sixth year and 0% thereafter.
(3) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                    (As a percentage of average net assets)

                                             Top 50 World
                         Top 50 Europe       Top 50 Asia         Top 50 US
                                 Class B                           Class B
                                   and                               and
                       Class A   Class C    Class A   Class B  Class A   Class C
Advisory fees            1.00%     1.00%     1.00%     1.00%     0.85%    0.85%
12b-1 Fees
Service                  0.25%     0.25%     0.25%     0.25%     0.25%    0.25%
 Distribution            0.00%     0.75%     0.00%     0.75%     0.00%    0.75%
Other Expenses
(after expense
  reimbursement)         0.35%     0.35%     0.35%     0.35%     0.40%    0.40%

Total Operating
Expenses (after
expense reimbursement)   1.60%     2.35%     1.60%     2.35%     1.50%    2.25%


                          EXPENSE SUMMARY (CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:



                                                 Top 50 World
                   Top 50 Europe                  Top 50 Asia               Top 50 US
                   Class A Class B  Class C  Class A  Class B  Class A  Class B  Class C
1 Year             $ 70    $ 74     $ 34     $ 70     $ 75     $ 69     $ 74     $ 33
3 Years            $103    $105     $ 73     $103     $106     $100     $103     $ 70
5 Years            $137    $148     $126     $137     $148     $132     $143     $120
10 Years           $235    $269     $269     $235     $269     $224     $258     $258
An investor would pay the following expenses on a $1,000
investment, assuming (1) a 5% annual return and (2) no
redemption at the end of each time period:
1 Yea              $ 70    $ 24     $ 24     $ 70     $ 24     $ 69     $ 23     $ 23
3 Years            $103    $ 73     $ 73     $103     $ 73     $100     $ 70     $ 70
5 Years            $137    $126     $126     $137     $126     $132     $120     $120
10 Years           $235    $269     $269     $235     $269     $224     $258     $258



The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined herein); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse the expenses of each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Absent reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of the Top 50 World, Top 50 Europe, Top 50 Asia and the Top 50 US were 126.24%%, 15.28%, 245.80% and 10.48%, respectively, and "Total Operating Expenses" were 127.49%, 16.53%, 247.05% and 11.58%, respectively, of the Fund's average daily net assets attributed to Class A Shares and 128.24%, 17.28%, 247.80% and 12.33%, respectively, of the Fund's average daily net assets attributed to Class B Shares, and 17.28% and 12.33%, respectively of the Top 50 Europe and the Top 50 US average daily net assets attributed to Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.





                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.


                                     Deutsche         Deutsche   Deutsche    Deutsche
                                     Top 50           Top 50     Top 50      Top 50
                                     World            Europe      Asia         US
Net asset value at beginning of
period                               $ 12.50          $  12.50   $ 12.50     $   12.50
Investment operations:
 Net investment income
(loss)                                  0.01              0.02      0.01         (0.03)
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency
allocated from corresponding Deutsche
Portfolio                              (0.16)             0.51     (4.33)         0.15
 Increase (decrease) from investment
operations                             (0.15)             0.53     (4.32)         0.12
Net asset value at end of
period                               $ 12.35          $  13.03   $   8.18    $   12.62
Total Return (based on net asset
value)(c)*                             (1.20)%            4.24%    (34.56)%       0.96%
Ratios and Supplemental Data:
 Net assets, end of period
(000's)                              $   181          $ 1,208    $     41    $   2,056
 Ratios to average net assets:

Expenses(b)**                           1.60%             1.60%      1.60%       1.50%
 Net investment income
(loss)(b)**                             0.13%             0.50%      0.15%     (0.44)%
(a) Commencement of
operations:                             10/2/97        10/2/97       10/14/97   10/2/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

Expenses to average net assets**             127.49%    16.53%   247.05%    11.58%
Net investment loss to average net assets** (125.76)%   (14.43)% (245.30)% (10.52)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 * Not annualized
 **  Annualized





                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

            For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.


                                   Deutsche      Deutsche   Deutsche   Deutsche
                                   Top 50        Top 50     Top 50     Top 50
                                   World         Europe      Asia        US
Net asset value at beginning of
period                             $  12.50      $ 12.50    $ 12.50    $  12.50
Investment operations:
 Net investment
loss                                  (0.01)     (0.01)     (0.02)     (0.06)
 Net realized and unrealized loss
on investments and foreign currency
allocated from corresponding Deutsche
Portfolio                             (1.41)     (0.84)     (3.20)     (1.48)
 Decrease from investment
operations                            (1.42)      (0.85)     (3.22)     (1.54)
Net asset value at end of
period                             $  11.08       $ 11.65   $   9.28   $  10.96
Total Return (based on net asset
value)(c)*                           (11.36)%    (6.80)%      (25.76)%   (12.32)%
Ratios and Supplemental Data:
 Net assets, end of period
(000's)                            $     90      $ 3,120    $     50   $    436
 Ratios to average net assets:

Expenses(b)**                           2.35%      2.35%      2.35%      2.25%
 Net investment
loss(b)**                               (0.84)%    (0.46)%    (0.51)%    (1.35)%
(a)
Inception date:                         5/4/98    3/30/98     5/5/98     3/18/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

Expenses to average net assets**         128.24%    17.28%        247.80%    12.33%
Net investment loss to average
net assets**                             (126.73)%  (15.39)%     (245.96)%  (11.43)%

 (c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 * Not annualized
 **  Annualized



                                   THE FUNDS



Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.



Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 World invests all of its investable assets in the Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"); the Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"); the Top 50 Asia invests all of its investable assets in the Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"); and the Top 50 US invests all of its investable assets in the Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"). Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."



Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios other than Top 50 US Portfolio (the "DWS Adviser"). Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DBSIM Adviser"); and together with the DWS Adviser or severally as the context may require, the "Adviser." DFM and the Advisers are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940 (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.



                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS

The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. No Fund represents a complete investment program, nor is each Fund suitable for all investors.



Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, an open-end management investment company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios.




The number of issuers of equity securities held in each Portfolio is generally fifty. Each of the Portfolios generally invests only in those companies that the portfolio managers consider to be of outstanding quality in their particular field. In selecting the fifty issuers, the Adviser will emphasize some or all of the following attributes:

 .  strong market position within its respective market;

 . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 . high quality of management with an orientation toward strong, long-term earnings;

 .  long-range strategic plans in place;



 . generally publicly-held with a broad distribution of financial information related to the company's operations.


Companies selected for each Portfolio will be monitored on a consistent basis to detect risk in the form of possible changes in their earnings outlook and/or financial condition. The Adviser will monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held in each Portfolio are domiciled or have their primary stock market listings.



The Adviser will consider the geographic market focus of each Portfolio in considering companies proposed for investment, which may cause modest differences in style or investment approach among the respective
Portfolios.

Because each Portfolio is classified as "non-diversified" under the 1940 Act, the performance of each Portfolio may be subject to greater fluctuation than that of a diversified investment company. See "Fundamental Investment Restrictions" below.



The Top 50 World Portfolio pursues its (and the Top 50 World's) investment objective by investing at least 65% of its total assets in equity securities. In selecting securities for the Portfolio, emphasis will be placed on international diversification. While there are no specific percentage limitations on investments in any single country, the Portfolio generally expects to maintain a significant investment in at least three regions around the world--e.g., Europe, North America, Asia.



The Portfolio invests in companies with a strong market position, which are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):

1.  Strong  population  growth in  emerging  markets;
2. Aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;
3.  Transition to an  information  and communications society;
4. Growing demand for brand names; 5. Growing oil/energy consumption worldwide.


The Top 50 Europe Portfolio pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union ("Member States"), those which are party to the Convention on the European Economic Area ("CEEA"), Poland, Switzerland, Slovakia, Czech Republic, and Hungary.

The Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.



The Top 50 Asia Portfolio pursues its (and the Top 50 Asia's) investment objective by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there.



In selecting securities for the Portfolio, the Adviser will seek companies with some or all of the following attributes: strong prospects for medium-term growth, solid market position, with favorable financial performance and indicators, and high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.



The Top 50 US Portfolio pursues its (and the Top 50 US's) investment objective by investing at least 65% of its total assets in the equity securities of issuers domiciled or headquartered in the United States. These companies may also conduct a substantial part of their business outside the United States.



The Portfolio will invest primarily in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. These companies, in the opinion of the Adviser, are aggressive and tenacious companies, generally referred to as "Bulldogs," that are leading-edge U.S. corporations and have a "no holds barred" attitude geared toward market share dominance.



The investment style of the Portfolio will also place great emphasis on the market valuation of a company's earnings (i.e. price/earnings or P/Eratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends will also play an important part in the portfolio management process.



Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, and warrants. The Portfolio may participate in initial public offerings from time to time and may only invest in publicly traded securities.

All Funds
Listed Securities


Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this Prospectus, Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b)they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.



Unlisted Securities and Notes
Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

  . the Federal Republic of Germany ("Germany"), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

  . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

     . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
 . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

     . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange. Investments in Notes are subject to each Portfolio's overall 20% limitation on fixed income securities. See "Fixed Income Securities" below.



The current Member States, the states party to the CEEA, and OECD
Members are listed in Appendix A.



Fixed Income Securities

Each Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. Each Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities.



The fixed income securities in which each Portfolio may invest will be rated on the date of investment within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB, or if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.



Bank Deposits and Money Market Instruments


Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.



Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Top 50 US Portfolio, certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.



Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.



There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and
Warrants


Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices, options and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.



For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio other than the Top 50 US Portfolio may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts (Each Portfolio Except Top 50 US Portfolio)


Each Portfolio, except for 50 US Portfolio, may enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies. A Portfolio may purchase or sell foreign currency contracts for forward delivery. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Each Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, each Portfolio (except for Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.



Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33/1//\\3% of each Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.\\

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of each Portfolio's, except the Top 50 US Portfolio's, total assets at the time of such borrowing. The Top 50 US Portfolio may take up short-term loans up to a limit of one-third of the Portfolio's total assets.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Fundamental Investment Restrictions

Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.



The Top 50 World Portfolio will invest at least 65% of its total assets in equity securities. The Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries.
The Top 50 Asia Portfolio will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. The Top 50 US Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.



Non-Fundamental Investment Restrictions


Each Portfolio is permitted to borrow money although, as an operating policy, generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio, except the Top 50 US Portfolio, may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.



For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS
Equity Investments

Because the assets of each Portfolio are invested primarily in equity securities, the Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

Foreign Investments (Each Portfolio Except Top 50 US Portfolio)

Each Portfolio, except the Top 50 US Portfolio, invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Top 50 Europe Portfolio does not presently intend to engage in currency transactions to hedge currency risks, this Portfolio may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.



On January 1, 1999, eleven of the fifteen Member States will have their currency exchange rate irrevocably fixed to a single European currency, the euro. The euro will become legal tender in those countries from this date. National currencies will continue to circulate until they are replaced by euro coins and bank notes on July 1, 2002. The pending unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance, as detailed under "European Currency Unification" in the Statement of Additional Information.



Certain of the risks associated with foreign investments are heightened for the Top 50 Asia Portfolio and Top 50 World Portfolio, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Top 50 Asia Portfolio or the Top 50 World Portfolio is invested. The Top 50 Asia Portfolio may invest in Hong Kong, which reverted to Chinese administration in 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, and to the risk that the Hong Kong dollar will be devalued. The Corporation cannot predict the effects of a possible loss of investor confidence in the currency or stock market of Hong Kong.

Emerging Markets (Each Portfolio Except Top 50 US Portfolio)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.



The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has recently enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Earlier this year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-

sponsored foreign exchange market for its currency.

Fixed Income Securities


The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.



The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.



Geographic Investment Emphasis

From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries.

Local Securities Markets
The German Securities Markets


Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, 40.83% in 1997, and 3.22% year-to-date as of
August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of June 30, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VWAG with DM 173 billion.



                         MANAGEMENT OF THE CORPORATION
                            AND THE PORTFOLIO TRUST



The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser of each Portfolio except the Top 50 US Portfolio. DFM has retained the services of DBSIM as Adviser of the Top 50 US Portfolio.



Manager
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.



DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, 1998, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 160 mutual funds, having aggregate assets under management of more than the equivalent of $77 billion as of June 30, 1998. DFH and its subsidiaries employ approximately 600 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of June 30, 1998. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."



DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.



As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to 1.00% of the average daily net assets of each Portfolio, except Top 50 US Portfolio, and equal to 0.85% of the average daily net assets of Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."



Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and the relevant Adviser, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

Each Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the DWS Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. The offices of the DBSIM Adviser are located at 31 West 52nd Street, New York, New York 10019.


For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of each Portfolio except the Top 50 US Portfolio and equal to 0.60% of the average daily net assets of the Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Portfolio Management


Klaus Kaldemorgen is the senior portfolio manager for the Top 50 Asia Portfolio and Top 50 World Portfolio. Mr. Kaldemorgen also serves as senior portfolio manager for the Top 50 Asien and Top 50 Welt, German registered mutual funds with the same investment objective, policies and restrictions as the respective Portfolio. He has held this position since the inception of these funds in April 1996, and January 1997, respectively. Mr. Kaldemorgen has 16 years experience as an investment manager, joining the DWS Group in 1982. Mr. Kaldemorgen is Senior Investment Officer, head of the global equity team, DWS Group, Investment Group of Deutsche Bank, supervising funds holding assets under management of DM 13.9 billion ($7.4 billion) as of June 30, 1998.

Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 9.0 billion ($5.0 billion) as of June 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio, additional series of the Portfolio Trust. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 18.4 billion ($10.1 billion) as of June 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.



James E. Moltz, the chief investment officer of Deutsche Bank Securities Inc., is the senior portfolio manager of the Top 50 US Portfolio. Mr. Moltz is also the chief equities strategist of Deutsche Bank Securities Inc., and previously served as chief investment strategist for 20 years with an acquired firm, C.J. Lawrence Inc. He was also chairman and president of C.J. Lawrence Inc. from 1973 to 1994. Mr. Moltz is a former Director of both the New York Stock Exchange and the Securities Industry Association. He is a member of the New York Society of Security Analysts and a Chartered Financial Analyst.

Administrator


Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things, (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement (commencing in 1997), a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.



Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv)prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.



As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.



Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.



The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Distributor

Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Securities laws may require certain financial intermediaries such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.



Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and
Class C
Shares are subject to a service plan (the "Service Plan").



Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.



The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.



Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A Shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.



Transfer Agent, Custodian and Fund Accountant


Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the Custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Funds that they believe their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.



Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.



DFM has agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60% and 2.35% of the average annual net assets of Class A Shares and Class B Shares, respectively, of the Top 50 World, and Top 50 Asia and not more than 1.60%, 2.35% and 2.35% of Class A Shares, Class B Shares and Class C Shares, respectively, of the Top 50 Europe, and not more than 1.50%, 2.25% and 2.25% of the average annual net assets of Class A Shares, Class B Shares and Class C Shares, respectively, of Top 50 US. There is no assurance that DFM will continue this reimbursement beyond the specified period.



Expenses of Class A Shares, Class B Shares and Class C Shares


Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.



Portfolio Brokerage


Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio and Top 50 US Portfolio is generally not expected to exceed 80%, 80%, 100% and 80%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. See "Taxes."



In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.



Deutsche Bank AG or one of its subsidiaries or affiliates ("Deutsche Agent") may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, futures contracts or options on futures contracts when, in the judgment of the Adviser, that Deutsche Agent will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants, as applicable. As one of the primary brokers used by the Portfolios, Deutsche Bank AG or its affiliates receives brokerage commissions from each Portfolio, and may receive compensation for executing futures transactions.



On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.



From commencement of operations through August 31, 1998, the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, and the Top
50 US
Portfolio paid the following aggregate brokerage commissions, respectively:
$46,910, $39,913, $233,262, and $24,027.



                             INVESTING IN THE FUNDS

Each Fund offers investors classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares-- Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

                         Contingent
Year of Redemption       Deferred
After Purchase           Sales Charge

First                      5.00%
Second                     4.00%
Third                      3.00%
Fourth                     3.00%
Fifth                      2.00%
Sixth                      1.00%
Seventh and thereafter     0.00%

Class C Shares

Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

Other Share Differences

Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES



Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)



In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                       Sales Charge           Dealer
                                    as a Percentage of    Concession as
                                                 Net     a Percentage of
                                   Offering    Amount    Public Offering
      Amount of Transaction          Price    Invested        Price
Less than $50,000                      5.50%      5.82%       5.00%
$50,000 but less
than $100,000                          4.50%      4.71%       3.75%
$100,000 but less
than $250,000                          3.50%      3.63%       2.75%
$250,000 but less
than $500,000                          2.50%      2.56%       2.00%
$500,000 but less
than $1 million                        2.00%      2.04%       1.75%
$1 million but less
than $2 million                      None       None          1.00%*
$2 million but less
than $5 million                      None       None          0.80%*
$5 million but less
than $50 million                     None       None          0.50%*
$50 million but less
than $100 million                    None       None          0.25%*
$100 million or more                 None       None          0.15%*
*See "Dealer Concession" below.

Dealer Concession


Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. The dealer concession may be changed from time to time and any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. The Distributor, at its expense, may provide additional promotional incentives to dealers. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees to attend informational meetings about the Funds or other special events at recreational type facilities, or items of material value.



In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/ dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


1. Full-time employees of the National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or
subsidiaries   who  acts  as  custodian  for  a  minor  child;

3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;

4. IRA Rollover accounts sponsored by Deutsche Bank Securities Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;

5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6.  Investor  accounts  through  certain   broker-dealers  and  other  financial
intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other financial intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;

7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;

8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.



To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.



Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.



To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.



Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege


If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.



Purchases with Proceeds from Redemptions of Unaffiliated Investment
Companies


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's financial intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.



Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares and Class C Shares

Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

Conversion of Class B Shares

Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to

Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to

Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary


An investor may call a financial intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to Top 50 US, orders must be received and transmitted to the Fund by the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time). With respect to Top 50 World, orders must be received and transmitted to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or
(b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial intermediaries may be subject to reclaim by the Distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.



Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307; For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; and Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans


Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.



                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares


Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."



Class C Shares


Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.



Requirements for Exchange


Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.



This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See
"Taxes" below for additional information.

Making an Exchange


Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.



Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.



Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time), and must be received by the Fund before that time for shares to be exchanged the same day. With respect to Top 50 US, instructions must be received by the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time). With respect to Top 50 World, instructions must be received by the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time) or
(b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. This privilege may be modified or terminated at any time.



                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary


Shares of a Fund may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial intermediaries (such as banks) must be received by the financial intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to Top 50 US, requests must be received by the financial intermediary and transmitted to the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time). With respect to Top 50 World, requests must be received by the financial intermediary and transmitted to the Fund by the later of: (a)the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service.



Redeeming Shares by Telephone


Shares may be redeemed in any amount by calling the Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Wire transferred redemptions of less than $5,000 may be subject to additional fees.



Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a U.S. domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.



Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. A shareholder may apply for participation in this program through such shareholder's financial intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.



                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class C Shares

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares, Class B Shares and Class C Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for Fund shares issued in an exchange from another Deutsche Fund shares are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").



Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70/1//\\2; and (3) redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.\\



                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations


As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.



Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the shareholder's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.



U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax ability.



                                NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.



Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information. However, Top 50 World and Top 50 US will compute their respective net asset values at the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), but in the case of Top 50 World, no earlier than the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade.



                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.



The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.





Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.



The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.



The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.



Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio. In the case of Top 50 World Portfolio and the Top 50 US Portfolio, the above-referenced calculations will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), but in the case of Top 50 World Portfolio, no earlier than the latest close of regular trading on any European securities exchange on which that Portfolio's portfolio securities may trade.



Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES



The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at capital gains rates if designated as derived from the Fund's capital gains from property held for more than one year. Dividends of net investment income paid by the Top 50 US or the Top 50 World which are designated as derived from such Fund's dividend income from U.S. corporations will be eligible, subject to certain restrictions, for the deduction for dividends received by corporations. Distributions of net capital gains and dividends and distributions paid by Top 50 Europe or Top 50 Asia will not be eligible for the dividends-received deduction.



While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at capital gains rates in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund (except the Top 50 US) will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                                   APPENDIX A

Member States of the European Union
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organisation for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic
Area.
Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislavia


Switzerland

Basel, Geneva, Zurich

Exchanges in Non-European countries
Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India**
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta Stock Exchange

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima


  * Top 50 World, Top 50 Europe and Top 50 Asia Only

**  Top 50 Asia Only
Philippines
Manila

Singapore
Singapore Stock Exchange

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York,
New York
Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock
Exchange, Los
Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area Japan Over-the-Counter Market

Canada
Over-the-Counter Market

South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the
Counter Market
of the members of the International Securities Market Association
(ISMA), Zurich

  United States
NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of
Securities Dealers, Inc.)

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.


Deutsche Top 50 World
Deutsche Top 50 Europe
Deutsche Top 50 Asia
Deutsche Top 50 US
Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116

GO2179-01 (10/98)



Deutsche Top 50 World (Class A Shares and Class B Shares) Deutsche Top 50 Europe (Class A Shares, Class B Shares and Class C Shares) Deutsche Top 50 Asia (Class A Shares and Class B Shares) Deutsche Top 50 US (Class A Shares, Class B Shares and Class C Shares) Deutsche European Mid-Cap Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche German Equity Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche Japanese Equity Fund (Class A Shares and Class B Shares) Deutsche Global Bond Fund (Class A Shares and Class B Shares) Deutsche European Bond Fund (Class A Shares, Class B Shares and Class C Shares)


                    Statement of Additional Information

   The Deutsche Top 50 World (the "Top 50 World"), Deutsche Top 50 Europe (the "Top 50 Europe"), Deutsche Top 50 Asia (the "Top 50 Asia"), Deutsche Top 50 US (the "Top 50 US"), Deutsche European Mid-Cap Fund (the "European Mid-Cap Fund"), Deutsche German Equity Fund (the "German Equity Fund"), Deutsche Japanese Equity Fund (the "Japanese Equity Fund"), Deutsche Global Bond Fund (the "Global Bond Fund") and the Deutsche European Bond Fund (the "European Bond Fund") (each a "Fund" and, collectively, the "Funds") are each a series of the Deutsche Funds, Inc. (the "Corporation"), a Maryland corporation incorporated on May 22, 1997, and a management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund has its own investment objective.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in a corresponding non-diversified, open-end management investment company (each, a "Portfolio" and, collectively, the "Portfolios") listed in Appendix A.

Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. Each Portfolio has the same investment objective as its corresponding Fund. There can be no assurance that any Fund or any Portfolio will achieve its investment objective.

   Each Fund offers two classes of shares known as Class A Shares and Class B Shares. In addition, Top 50 Europe, Top 50 US, European Mid-Cap Fund, German Equity Fund and the European Bond Fund offer a third class of shares known as Class C Shares (Class A Shares, Class B Shares and Class C Shares are individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to all classes of the above-mentioned Shares.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of each Portfolio. DWS International Portfolio Management GmbH is the investment adviser (the "DWS Adviser") of each Portfolio except the Top 50 US Portfolio. Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DBSIM Adviser" and together with the DWS Adviser or severally as the context may require, the "Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant Fund's Prospectus dated October 31, 1998, a copy of which may be obtained from the Corporation at the address noted below.

5800 Corporate Drive
Pittsburgh, PA 15237-7010

    The date of this Statement of Additional Information is October 31,
                                1998

Edgewood Services, Inc., Distributor

   G02179-03 (10/98)

74


Table of Contents

   Investment Objective and Policies  1
  Equity Investments                  1
  Investment Companies                1
  Participation Certificates          1
  Short-Term Instruments              1
  Zero Coupon Obligations             2
  Options                             2
  Foreign Currency Exchange Transactions3
  European Currency Unification       3
  Futures Contracts and Options on Futures Contracts  4
  Risk Management                     7

The German Securities Markets         8
  Equity Markets                      8
  Stock Indices                       9
  Primary Markets                    11
  Role of Banks in German Capital Markets11

Japanese Equity Securities Markets   12

Investment Restrictions              15
  Non-Fundamental Investment Restrictions16

Directors, Trustees, and Officers    18
  Directors of the Corporation and Trustees
    of the Portfolio Trust           18
  Officers of the Corporation and the Portfolio
    Trust (unless otherwise noted)   19
  Compensation Table--Directors of the Corporation and Trustees of the Portfolio
    Trust                            20
  Fund Ownership                     21

Manager                              23

Adviser                              24

Administrator                        25

Operations Agent                     26

Administrative Agent                 27

Distributor                          28



Transfer Agent, Custodian, and Fund
   Accountant                        29

Independent Accountants              30

Purchase of Shares                   30
  Conversion to Federal Funds        30
  Purchasing Shares with Securities  30

Redemption of Shares                 31
  Redemption in Kind                 31
  Elimination of the Contingent Deferred Sales Charge 31

Exchange of Shares                   31

Net Asset Value                      32
                                     --
  Fixed Income Securities            32
  Other Securities                   32

Performance Data                     33
                                     --
  Total Return Quotations            33
  Yield                              34
  General                            35
  Information and Comparisons Relating to the Funds, Secondary Market Trading,
     Net     Asset Size, Performance and Tax Treatment   35
  Economic and Market Information    37

Portfolio Transactions               37
  Portfolio Turnover                 38

Taxes                                39
  United States Taxation             39

Description of Shares                42

Additional Information               42

Financial Statements                 43

Appendix A                           44

Appendix B--Description of Security Ratings      45

Investment Objective and Policies

   The following supplements the information contained in each Fund's Prospectus concerning the investment objectives, policies and techniques of the Portfolios. The descriptions are general and may not be applicable in certain countries in which the Portfolios invest.

Equity Investments

As discussed in each Fund's Prospectus, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

Investment Companies

   Up to 5% of the total assets of each Portfolio except the Top 50 US Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Portfolio. The Top 50 US Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

Participation Certificates

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

Short-Term Instruments

   Although it is intended that the assets of each Portfolio stay invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("Germany"), the states of Germany, the European Union, other member states of the Organization for Economic Cooperation and Development ("OECD") or quasi-government entities of any of the foregoing.

Zero Coupon Obligations

Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

Options

Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

   All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of the Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Foreign Currency Exchange Transactions

Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

   European Currency Unification

Eleven of the fifteen member countries of the European Union ("EU") are about to adopt a single European currency, the euro. The euro will become legal tender in these countries effective January 1, 1999. The countries participating in the European Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four EU members not participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank ("ECB") has been created to manage the monetary policy of the new unified region. On the same day, the exchange rates among the EMU member countries will be permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by July 1, 2002.

This change is likely to impact significantly the European capital markets in which the Portfolios of the Top 50 World, Top 50 Europe, European Mid-Cap, German Equity, Global Bond, and European Bond Funds invest a portion of their assets. The biggest changes will be the additional risks that the Portfolios will face in pursuing their investment objectives. All of the risks described below may increase the volatility of the price of securities that are traded principally in EMU member countries.

    Uncertainties as Unification Nears

      Taxes. The U.S. Treasury has determined that euro conversion will not cause a U.S. taxpayer to realize gain or loss to the extent the taxpayer's rights and obligations are altered solely by reason of the euro conversion. However, other changes that may occur contemporaneously to indices, accrual periods, holiday conventions, or other features may require the realization of gain or loss by the Portfolios.

     Volatility of Currency Exchange Rates. Exchange rates between the U.S. dollar and European currencies could become more volatile and unstable, particularly between now and January 1, 1999.

     Capital Market Reaction. Uncertainty in the lead-up to introduction of the euro may lead to a shift by institutional money managers away from European currencies and into other currencies. This reaction may make markets less liquid and thus more difficult for the Portfolios to pursue their investment strategies.

      Conversion Costs. European issuers of securities in which the Funds invest, particularly those that deal in goods and services, may face substantial costs. These costs may not be accurately predicted by such issuers and therefore may present another risk factor impacting such issuers' profitability and creditworthiness.

    Uncertainties after Unification of Currency

      Contract Continuity. Some financial contracts may become unenforceable when the currencies are unified. These financial contracts may include bank loan agreements, master agreements for swaps and other derivatives, master agreements for foreign exchange and currency option transactions and debt securities. The risk of unenforceability may arise in a number of ways. For example, a contract used to hedge against exchange rate volatility between two EU currencies will become "fixed," rather than "variable," as part of the conversion since the currencies have, in effect, disappeared for exchange purposes.

      The European Council has enacted laws and regulations designed to ensure that financial contracts will continue to be enforceable after conversion. There is no guarantee, however, that these laws will be completely effective in preventing disputes from arising. Disputes and litigation over these contract issues could negatively impact the Portfolios' portfolio holdings and may create uncertainties in the valuation of financial contracts the Portfolios hold.

      ECB Policymaking. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile.

Futures Contracts and Options on Futures Contracts

Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

    Futures Contracts

      When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

      When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

    Options on Futures

      Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

      Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

    Combined Positions

      Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    Options on Securities Indices

      Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

    Warrants

      Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2)they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

    Other Limitations

      The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if
      (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

    Correlation of Price Changes

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    Liquidity of Options and Futures Contracts

      There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

    Position Limits

      Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    Asset Coverage for Futures Contracts and Options Positions

      Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

Risk Management

Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

The German Securities Markets

Equity Markets

   Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hannover and Bremen), of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.


    Market Capitalization and Trading Volume of Equity Securities on German Stock Exchanges(1)
                  (in billions)

             MARKET          TRADING VOLUME FOR
      CAPITALIZATION AS OF     THE YEAR ENDED
      DECEMBER 31, 1997 (2) DECEMBER 31, 1997 (2)

1992  $348.14   DM 561.89 $   876.8  DM 1,415.2

1993   463.48      800.10   1,150.3     1,985.8

1994   499.25      773.88   1,302.9     2,017.9

1995   544.89      781.10   1,146.8     1,643.9

1996   635.95      988.77   1,487.6     2,312.9

1997   825.23    1,483.85   2,067.4     3,717.4

1998*  981.73    1,731.28  1,932.01    3,406.83

      (1) Excluding stocks of foreign-domiciled companies and investment companies.

(2)U.S. dollar equivalents calculated at year-end exchange rates. The figures for 1992 through 1994 include warrants.

   *  Year-to-date as of August 31, 1998.
Sources: Deutsche Borse AG and the Deutsche Bundesbank.

German stock exchanges offer three different market segments within which stocks are traded:

(i)The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

   (ii) The regulated, unlisted market (Neuer Markt) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

(iii) The unofficial unregulated telephone or over-the-counter market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

Stock Indices

   Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents approximately 70% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 74% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.


                          ANNUAL TOTAL RETURN(1)

                    1992    1993    1994   1995    1996   1997    1998*

DAX               (2.09)%  46.71% (7.06)%  6.99%  28.17% 47.11%  13.75%
CDAX              (6.39)%  44.56% (5.83)%  4.75%  22.14% 40.83%  12.32%
Dollar-adjusted DAX(8.33)% 36.85%   4.12% 15.60%  18.17% 27.63%  17.14%
Dollar-adjusted CDAX(12.36)%34.85%  5.50% 13.17%  12.61% 22.18%  15.68%

(1)   Based on U.S. dollar returns.

*  Year-to-date as of August 31, 1998.
Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of August 31, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175
billion, and VW AG with DM 173 billion.     The actual float available for
public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.
   Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through
fiscal measures.     Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.


INDUSTRY COMPOSITION OF DAX(1) AND CDAX(2)
      INDEX AS OF AUGUST 31, 1998

                         DAX      CDAX

Automobile              13.33%     4.85%
Construction              --       9.43%
Chemicals               20%        8.63%
Mergers                   --       5.93%
Electronics Industry     6.67%     6.20%
Brewery                   --       5.39%
Hypo Banks                --       1.62%
Banks                   13.33%      --
Credit Banks              --       4.31%
Traffic                --          1.08%
Mechanical Engineering  10%       14.02%
Paper                     --       2.43%
Utilities               13.33%     5.12%
Steel and Raw Materials  6.67%     2.70%
Textile                   --       4.85%
Insurance                6.67%     7.01%
Consumer Goods          10%       16.44%


  Total                100.00%   100.00%

(1)The DAX Index is comprised of 30 stocks representing approximately 75% of the market capitalization of the Frankfurt stock exchange.

(2)   The CDAX Index is comprised of 371 stocks (subject to adjustments).

Primary Markets

   The amount of funds raised in equity financings in 1998 as of August 31, was equal to DM 2,380 million while the number of financings was 34. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.


          PRIMARY OFFERINGS OF LISTED EQUITY SECURITIES
                        BY DOMESTIC ISSUERS
                         (MILLIONS OF DM)

         1992   1993    1994   1995     1996    1997   1998*


Value    804     833   1,246  6,495   24,807   4,961  2,380
*As of August 31, 1998

    Source: Deutsche Borse AG.

Role of Banks in German Capital Markets

As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities a Portfolio may acquire.

   In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter, subject to certain conditions. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major player in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment by the Portfolio.

Japanese Equity Securities Markets

Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

   The following table sets forth the NSA and TOPIX for 1987 through August 31, 1998 and yen and dollar-adjusted total return information for those time periods.


                      NSA                         TOPIX

                    TOTAL RETURN(1)                TOTAL RETURN(1)


                             DOLLAR                         DOLLAR
         INDEX      (Y)     ADJUSTED     INDEX    (Y)      ADJUSTED

1987  21,564.00   15.31%     50.54%   1,725.83   10.89%     44.77%
1988  30,159.00   39.86%     35.61%   2,357.03   36.57%     32.42%
1989  38,915.87   29.04%     12.21%   2,881.37   22.25%      6.31%
1990  23,848.71  -38.72%    -35.08%   1,733.83  -39.83%    -36.26%
1991  22,983.77   -3.63%      4.75%   1,714.68   -1.10%      7.49%
1992  16,924.95  -26.36%    -26.33%   1,307.66  -23.74%    -23.71%
1993  17,417.24    2.91%     15.02%   1,439.31   10.07%     23.03%
1994  19,723.06   13.24%     27.00%   1,559.09    8.32%     21.48%
1995  19,868.15    0.74%     -2.85%   1,577.70    1.19%     -2.41%
1996  19,361.35   -2.55%    -13.06%   1,470.94   -6.77%    -16.83%
1997  15,258.74  -21.19%    -29.65%   1,175.03  -20.12%    -28.69%
1998* 14,107.89   -7.54%    -15.37%   1,106.49   -5.83%    -11.78%

     (1) Total return is the percent change in the index from the start of the year to the end.

*  Year-to-date as of August 31, 1998.

     Sources: Tokyo Stock Exchange, Annual Securities Statistics (1998); Monthly Statistics Report (Dec. 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995,
1996, 1997, Aug. 1998).

The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

   Further, recent events, not only in Japan but in other countries in the Asian region, as well as in Russia, may negatively impact the Funds. Such events include currency volatility and depreciation, high interest rates, banking sector crises, market volatility, political instability and declining asset values. Taken together, these and other factors are likely to: (1) have a material adverse effect on economic growth and (2) increase volatility in the prices at which securities and other financial instruments are traded. As a result, there can be no assurance that the political and economic developments in this and other parts of the world will not have a material adverse effect on the net asset value of the Funds investing a significant portion of their assets in the securities of issuers domiciled in, or deriving a large percentage of their revenues from, such countries.

The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1997, and year-to-date as of August 31, 1998. Trading on the TSE represented over 89% of trading volume in each year.


                VOLUME             VALUE
YEAR     (MILLIONS OF SHARES)    ((Y) BILS.)

1989           256,296          386,395
1990           145,837          231,837
1991           107,844          134,160
1992            82,563           80,456
1993           101,172          106,123
1994           105,936          114,622
1995           120,148          115,840
1996           126,496          136,170
1997           130,657          151,450
1998*           92,959           83.761
*Year-to-date as of August 31, 1998.

Source: Tokyo Stock Exchange, Fact Book 1998.

   The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of August 31, 1998, 1,333 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of August 31, 1998, 486 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

The 20 leading Japanese companies on the TSE, by market value, represented 31.3% of the total market value of the TSE at August 31, 1998. As of August 31, 1998, three industrial groups accounted for approximately 67% of the total market value of the TSE: banks, 50%; chemicals, 9%; and retail trade, 8%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1998.

                            Number of   Market Values
                            Companies     ((Y) bils.)

Fishery, Agriculture & Forestry 7             77
Mining                          8             74
Construction                  115          1,029
Foods                          63          1,053
Textiles & Apparels            49            642
Pulp & Paper                   18            266
Chemicals                     103         18,308
Pharmaceutical                 34          9,744
Oil & Coal Products            10            221
Rubber Products                10            160
Glass & Ceramics Products      26            428
Iron & Steel                   38          1,097
Nonferrous Metals              25            419
Metal Products                 31            199
Machinery                     103          1,204
Electric Appliances           135          2,522
Transportation Equipment       61          2,053
Precision Instruments          19            122
Other Products                 38            373
Electric Power & Gas           14          1,989
Land Transportation            31            938
Marine Transportation          13            288
Air Transportation              4            175
Warehousing & Harbor
  Transportation Services      12             52
Communication                   4            377
Wholesale Trade                81         15,400
Retail Trade                   74         16,945
Banks                          98        100,442
Securities                     18          9,765
Insurance                      14          7,573
Other Financing Businesses     17          4,558
Real Estate                    21            466
Services                       39            517
  Total                     1,333        199,476
Manufacturing                 763         38,811
Non-Manufacturing             570        160,665
  Total                     1,333        199,476
Source: Tokyo Stock Exchange, Fact Book 1998.

The amount of funds raised in equity financings by all the companies listed on all eight Japanese stock exchanges year-to-date as of August 31, 1998, as compared to calendar year 1997, decreased by 264.61 billion yen to 673.39 billion yen while the number of financings decreased by 28 to 114. The following table sets forth the number of equity financings by companies listed on all eight of the Japanese stock exchanges and the amount raised for each of 1992 through 1997, and year-to-date as of August 31, 1998.

           Rights            Public             Private          Exercise
          Offerings         Offerings         Placements        of Warrants     Total

       Number   Amount   Number   Amount    Number   Amount   Number   Amount  Amount
         of     Raised     of     Raised      of     Raised     of     Raised  Raised
     Financings((Y) bils.)Financings((Y) bils.)Financings((Y) bils.)Financings((Y) bils.)((Y) bils.)

1992     20      111        3         4      22       102      127      203      419
1993      9       48        4         7      14       150      184      617      822
1994      2       10       18       237       8       239      180      451      935
1995     12       96        8        33      19       160      118      299      588
1996      9      337       36       305      20       218      187      673    1,533
1997      9       73       26       128      19       369       88      368      938
1998*     1    0.385       10       279      17       312       86       82   673.39

*  Year-to-date as of August 31, 1998.

Source: Tokyo Stock Exchange, Fact Book 1998.

Investment Restrictions

The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to each Fund as indicated and by the Portfolio Trust with respect to each Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or a Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

   1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Sharess or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (1) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Restrictions

The investment restrictions described below are non-fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that each Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i)Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio and Investa Portfolio shall each be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

(ii) Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

(iv) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(v)Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

   The DWS Funds are subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except the Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i)Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by Germany, the states of Germany, a member state of the EU, a state party to the Convention on the European Economic Area ("CEEA"), a member state of the OECD or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

(ii) Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

(iii) Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

(iv) Borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).

The European Bond Fund is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

    All Funds

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Directors, Trustees, and Officers

   The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and their principal occupations during the past five years (although their titles may have varied during the period), business addresses, and birthdates are:

Directors of the Corporation and Trustees of the Portfolio Trust


   Richard R. Burt

Chairman of IEP Advisors, Inc. Chairman of the Board of Weirton Steel. Member of the Board of Hollinger International. Member of the Board of Archer Daniels Midland. Member of the Board of Homestake Mining. Director of the Mitchell
Hutchins family of funds. Member of the Textron Corporation International Advisory Council. Partner with McKinsey & Company (1991-1994). Previously U.S. Chief Negotiator in the Strategic Arms Reduction Talks (START) with the former Soviet Union, and prior to that was U.S. Ambassador to the Federal Republic of Germany (1985-1991). Amb. Burt's address is IEP Advisors, LLP, 1275 Pennsylvania Avenue NW, 10th Floor, Washington, D.C. 20004, and his birthdate is February 3, 1947.

Edward C. Schmults

Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President - External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT 05738, and his birthdate is February 6, 1931.


Robert H. Wadsworth

President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is 4455 E. Camelback Road, Suite 261 E., Phoenix, AZ 85018, and his birthdate is January 29, 1940.


Werner Walbroel

President and Chief Executive of the German American Chamber of Commerce, Inc. President of European American Chamber of Commerce. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019, and his birthdate is August 28, 1937.


G. Richard Stamberger*

Former Managing Director of Deutsche Bank Securities Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is 921 Fox Hill Lane, Scotch Plains, NJ 07076, and his birthdate is October 24, 1947.

Christian Strenger*

Managing Director of DWS Deutsche  Gesellschaft fuer Wertpapiersparen mbH (since
1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 28, 1943.


* Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.

Officers of the Corporation and the Portfolio Trust (unless otherwise noted)


Brian A. Lee

President

President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994-1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey. Mr. Lee's birthdate is November 20, 1947.


Joseph Cheung

Treasurer

Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Bank Securities Inc. Treasurer of the Country Baskets SM Index Fund, Inc. (1996-1997). Chief Financial Officer and Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (since 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (1993-1997). Mr. Cheung's birthdate is August 30, 1958.


Robert R. Gambee

Secretary

Director, Deutsche Bank Securities Inc. (since 1992). Chief Operating Officer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc., and The New Germany Fund, Inc. (since 1997). Secretary and Treasurer of The Germany Fund, Inc. (1986-1997), The New Germany Fund, Inc. (1990-1997) and The Central European Equity Fund, Inc. (1990-1997). First Vice President, Deutsche Bank Securities, Inc. (1985-1991). Corporate Secretary, DB New World Fund Limited. Secretary, Deutsche Bank Investment Management, Inc. Mr. Gambee's birthdate is August 26, 1942.



Laura Weber

Assistant Secretary and Assistant Treasurer

     Associate of Deutsche Bank Securities Inc. (since June 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc. Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management. Ms. Weber's birthdate is July 13, 1971.





Holger Naumann

Assistant Treasurer of the Portfolio Trust

Director of DFM (since January 1997). Head of Participations at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since December 1995). Group Strategy Department at Deutsche Bank AG (1992-1995). Mr. Naumann's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 17, 1962.

Joseph Bernhart

Assistant Treasurer of the Portfolio Trust


Participations Department at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since July 1997). DIH Deutsche Industrie-Holding GmbH & Co. KG (affiliate to Deutsche Bank AG)( 1995 - 1997). Trainee, Deutsche Bank AG (1994-1995). Mr. Bernhart's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 7, 1966.

Unless otherwise noted, the address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

Compensation Table--Directors of the Corporation and Trustees of the Portfolio Trust

                          Aggregate           Total
                        Compensation      Compensation
                          from the    from the Corporation,
                         Corporation  the Portfolio Trust,
                          and the            and the
                      Portfolio Trust *  Fund Complex**

Edward C. Schmults,
Director and Trustee       $1,000           $45,750
Robert H. Wadsworth,
Director and Trustee       $1,000           $63,000
Werner Walbroel,
Director and Trustee       $1,000           $47,250
G. Richard Stamberger,
Director and Trustee         None              None

Christian Strenger,
Director and Trustee         None              None

Richard R. Burt,#
Director and Trustee         None              None

*  Information is furnished for the fiscal year ended August 31, 1998.

** The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

   Information is furnished for the period from May 22, 1997, organization date of the Corporation and the Portfolio Trust, to August 31, 1998.

# Amb. Richard R. Burt was elected as a Director of the Corporation, and a Trustee of the Portfolio Trust, on October 9, 1998.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the Corporation's officers devotes full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

Fund Ownership

Shareholders owning 25% or more of the Funds may, for certain purposes, be deemed to control the Funds, and therefore, may be able to affect the outcome of certain matters presented for a vote of shareholders.

   As of October 9, 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group of record owned approximately 3,668 (23.51%) Class A Shares of the Top 50 World Fund, no outstanding Class B Shares of the Top 50 World Fund, and no outstanding Shares of the Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund, German Equity Fund, Japanese Equity Fund, Global Bond Fund, and European Bond Fund.

As of October 9, 1998, Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned none of the beneficial interests in any of the Portfolio Trust. As of the same date, no person owned 5% or more of the voting stock of any Portfolio except that the Corporation owned 100% of the outstanding beneficial interests in each Portfolio.

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 World Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 4,431 Shares (28.39%); Investors Bank & Trust Company, as custodian for the IRA of a U.S. citizen, Boston, MA, owned approximately 3,668 Shares (23.51%); individuals residing in Belle Harbor, NY, owned approximately 1,257 Shares (8.06%); an individual residing in New York, NY, owned approximately 1,088 Shares (6.97%); Federated Administrative Services, Pittsburgh, PA, owned approximately 888 Shares (5.70%); and an individual residing in New York, NY, owned approximately 831 Shares (5.33%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 World Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 8,586 Shares (99.87%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Top 50 Europe Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 78,267 Shares (71.37%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 Europe Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 266,351 Shares (89.38%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 Asia Fund: Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington, KY, owned approximately 3,723 Shares (41.91%); Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 1,161 Shares (13.07%); Federated Administrative Services, Pittsburgh, PA, owned approximately 888 Shares (10.01%); and an individual residing in New York, NY, owned approximately 625 Shares (7.04%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Top 50 Asia Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 10,827 Shares (68.50%); and Fox & Co., New York, NY, owned approximately 4,965 Shares (31.41%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 US Fund: Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 70,630 Shares (47.45%); an individual residing in San Juan, PR, owned approximately 17,921 Shares (12.04%); and Miter & Co., Milwaukee, WI, owned approximately 17,618 Shares (11.84%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Top 50 US Fund: Parker Hunter Inc. (as record holder for its clients), New Castle, PA, owned approximately 31,673 Shares (65.96%); Parker Hunter Inc. (as record holder for its clients), Canfield, OH, owned approximately 9,962 Shares (20.75%); and Parker Hunter Inc. (as record holder for its clients), Warren, OH, owned approximately 4,707 Shares (9.80%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the European Mid-Cap Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 114,480 Shares (63.61%); an individual in San Juan, PR, owned approximately 17,041 Shares (9.47%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 12,253 Shares (6.81%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the European Mid-Cap Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 309,220 Shares (85.60%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the German Equity Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 22,304 Shares (53.04%); and Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington, KY, owned approximately 4,964 Shares (11.81%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the German Equity Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 16,491 Shares (82.26%); and Investors Bank & Trust Co., as custodian for the IRA of a U.S. citizen, Boston, MA, owned 2,239 Shares (11.17%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Japanese Equity Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 Shares (58.56%); individuals residing in Middletown, NJ, owned approximately 303 Shares (20.01%); an individual residing in Summit, NJ, owned approximately 89 Shares (5.90%); an individual residing in New York, NY, owned approximately 78 Shares (5.14%); and an individual residing in New Canaan, CT, owned approximately 78 Shares (5.14%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Japanese Equity Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 33,323 Shares (100%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Global Bond Fund: individuals residing in Colts Neck, NJ, owned approximately 2,250 Shares (31.91%); individuals residing in Belle Harbor, NY, owned approximately 1,990 Shares (28.24%); an individual residing in New York, NY, owned approximately 952 Shares (13.51%); Federated Administrative Services, Pittsburgh, PA, owned approximately 902 Shares (12.79%); and an individual residing in Fayeteville, NY, owned approximately 369 Shares (5.24%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Global Bond Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 618 Shares (100%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the European Bond Fund: Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington, KY, owned approximately 2,467 Shares (39.54%); Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 1,625 Shares (26.05%); Federated Administrative Services, Pittsburgh, PA, owned approximately 899 Shares (14.41%); an individual residing in Medfield, MA, owned approximately 386 Shares (6.19%); an individual residing in Fayeteville, NY, owned approximately 358 Shares (5.75%); and individuals residing in Freeport, NY, owned approximately 350 Shares (5.61%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the European Bond Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 5,850 Shares (87.66%); and an individual residing in New York, NY, owned approximately 811 Shares (12.16%).

The identities of the above-named shareholders can be obtained by contacting the Funds' transfer agent, Federated Shareholder Services Company, Federated Investors
Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Manager

   The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

   As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing three Top 50 Portfolios) and each Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85% and 0.75%, respectively, of the average daily net assets of such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

From the Portfolios' commencement of operations through August 31, 1998, DFM earned management fees as follows:


                       COMMENCEMENT
PORTFOLIO              OF OPERATIONS   MANAGEMENT FEE

Top 50 World Portfolio    10/2/97       $  76,939
Top 50 Europe Portfolio   10/2/97          87,638
Top 50 Asia Portfolio    10/14/97         189,797
Top 50 US Portfolio       10/2/97          70,740
Provesta Portfolio       10/17/97          31,021
Investa Portfolio        10/17/97          21,527
Japanese Equity Portfolio10/20/97          11,948
Global Bond Portfolio    10/15/97          20,623
European Bond Portfolio  10/17/97          21,836

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for each Portfolio.

Adviser

   DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, on behalf of the Portfolio Trust with respect to each Portfolio except Top 50 US Portfolio with the DWS Adviser and with respect to Top 50 US Portfolio with the DBSIM Adviser. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions. The DWS Adviser and DBSIM Adviser are each an indirect subsidiary of Deutsche Bank AG. For these services, the respective Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60% and 0.50% of the average daily net assets of each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing Top 50 Portfolios) and each Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.

From the Portfolios' commencement of operations through August 31, 1998, the Adviser earned advisory fees as follows:


                       COMMENCEMENT
PORTFOLIO              OF OPERATIONS    ADVISORY FEE

Top 50 World Portfolio    10/2/97        $ 57,704
Top 50 Europe Portfolio   10/2/97          65,728
Top 50 Asia Portfolio    10/14/97         142,347
Top 50 US Portfolio       10/2/97          49,934
Provesta Portfolio       10/17/97          21,897
Investa Portfolio        10/17/97          15,195
Japanese Equity Portfolio10/20/97           8,433
Global Bond Portfolio    10/15/97          13,748
European Bond Portfolio  10/17/97      14,557

The Advisory Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

   For each Portfolio advised by the DWS Adviser there is a corresponding DWS Fund, as follows (having launch dates and net assets as of August 31, 1998, as indicated): Provesta Portfolio--Provesta (November 1985, $1.10 billion), Investa Portfolio--Investa (December 1956, $2.80 billion), Japanese Equity Portfolio--DWS-Japan Fonds (April 1992, $326 million), Global Bond Portfolio--Inter Renta (July 1969, $10.84 billion), European Bond Portfolio--Eurorenta (November 1987, $2.46 billion), Top 50 World Portfolio--Top 50 Welt (January 1997, $2.92 billion), Top 50 Europe Portfolio--Europa (October 1995, $1.85 billion), and Top 50 Asia Portfolio--Top 50 Asian (April 1996, $387 million).

Administrator

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator of the Funds, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to each Fund has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Fund on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator of the Funds, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator receives a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent (as defined below) and the Administrator.

   From the Funds' commencement of operations through August 31, 1998, the Administrator earned administrative fees as follows:


                       COMMENCEMENT
FUNDS                  OF OPERATIONS  ADMINISTRATIVE FEE

Top 50 World              10/2/97       $    226
Top 50 Europe             10/2/97            700
Top 50 Asia              10/14/97            197
Top 50 US                 10/2/97          1,064
European Mid-Cap Fund    10/17/97            941
German Equity Fund       10/17/97            276
Japanese Equity Fund     10/20/97            182
Global Bond Fund         10/15/97            196
European Bond Fund       10/17/97        183

Operations Agent

   Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agency Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios receives a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, will be paid to the Operations Agent and the Administrator.

   From the Portfolios' commencement of operations through August 31, 1998, the Operations Agent earned operations agency fees as follows:

                       Commencement      Operations
Portfolio              of Operations      Agent Fee

Top 50 World Portfolio    10/2/97         $67,036
Top 50 Europe Portfolio   10/2/97          66,445
Top 50 Asia Portfolio    10/14/97          61,738
Top 50 US Portfolio       10/2/97          66,335
Provesta Portfolio       10/17/97          64,498
Investa Portfolio        10/17/97          65,197
Japanese Equity Portfolio10/20/97          65,332
Global Bond Portfolio    10/15/97          65,603
European Bond Portfolio  10/17/97      65,157

Administrative Agent

   Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. From the Portfolios' commencement of operations through August 31, 1998, the Administrative Agent earned feesAdministrative Agency fees as follows:


                       COMMENCEMENT     ADMINISTRATIVE
PORTFOLIO              OF OPERATIONS       AGENT FEE

Top 50 World Portfolio    10/2/97         $36,556
Top 50 Europe Portfolio   10/2/97          36,556
Top 50 Asia Portfolio    10/14/97          35,112
Top 50 US Portfolio       10/2/97          36,556
Provesta Portfolio       10/17/97          34,889
Investa Portfolio        10/17/97          34,889
Japanese Equity Portfolio10/20/97          34,445
Global Bond Portfolio    10/15/97          35,111
European Bond Portfolio  10/17/97      34,889

Distributor

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of a Fund on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

   The Distributor is not obligated to sell any specific number of Shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997 (and amended on July 13, 1998), Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

   From the Funds' commencement of operations through August 31, 1998, the Distributor earned service fees as follows:


                       COMMENCEMENT
FUNDS                  OF OPERATIONS      SERVICE FEE

Top 50 World              10/2/97        $    226
Top 50 Europe             10/2/97           2,049
Top 50 Asia              10/14/97             112
Top 50 US                 10/2/97           3,444
European Mid-Cap Fund    10/17/97           2,973
German Equity Fund       10/17/97             415
Japanese Equity Fund     10/20/97              61
Global Bond Fund         10/15/97             113
European Bond Fund       10/17/97          60

The Distribution Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation have been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at meetings held on July 28, 1997 and July 13, 1998. The Distribution Plan is separately terminable with respect to the Class B Shares or Class C Shares of a Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the respective Class B Shares or Class C Shares of that Fund.

Transfer Agent, Custodian, and Fund Accountant

   Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund ("Transfer Agent" and "Dividend Disbursing Agent"). As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund Shares and for crediting income, capital gains and other changes in Share ownership to shareholder accounts. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets ("Custodians"). Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Independent Accountants

   The independent accountants of the Corporation and the Portfolio Trust are PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP), 1177 Avenue of the Americas, New York, NY 10036. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

Purchase of Shares

   Except under certain circumstances described in a Fund's Prospectus, Shares are sold at their net asset value (plus a sales charge on Class A Shares only) on days the New York Stock Exchange ("NYSE") is open for business. The procedure for purchasing Shares is explained in each Prospectus under "Purchase of Shares."

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Shareholder orders will be priced at a Fund's net asset value next computed after they have been accepted by an authorized broker or the broker's authorized designee.

Conversion to Federal Funds

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

Purchasing Shares with Securities

   Each Fund may accept securities in exchange for its Shares. Each Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and its Adviser(s) that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund and must have a readily ascertainable market value. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.

Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund Shares on the day the securities are valued. One Share of the Fund will be issued for the equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund Shares, a gain or loss may be realized by the investor.

Redemption of Shares

   Each Fund redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in each Fund's Prospectus under "Redemption of Shares." Although the Transfer Agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B Shares redeemed within six years of purchase and applicable Class A Shares and Class C Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in a Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Since portfolio securities of each Portfolio may be traded on foreign exchanges which trade on Saturdays or on holidays on which a Fund will not make redemptions, the net asset value of each class of Shares of a Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

Redemption in Kind

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Elimination of the Contingent Deferred Sales Charge

   The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

Exchange of Shares

   An investor may exchange Shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into any other Deutsche Fund, as described under "Exchange of Shares" in each Fund's Prospectus. For complete information, the prospectus as it relates to each Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of a Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

Each Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

The net asset value of a Fund is equal to the value of such Fund's investment in its corresponding Portfolio (which is equal to that Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

Fixed Income Securities

The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

Other Securities

   The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 p.m. (U.S. Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S. Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S. Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

Performance Data

From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust -- Performance Information" in the Prospectus.

Total Return Quotations

As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

   Average annual total return for each class of Shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Any applicable contingent deferred sales charge ("CDSC") is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Shares redeemed.

Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

   The Funds' total return based on offering price for Class A Shares and Class B Shares for the period from commencement of operations through August 31, 1998 were:

                                           Total Return     Total Return
                          Commencement         with            without
Fund                      of Operations   Sales Load/CDSC  Sales Load/CDSC

Top 50 World - Class A       10/2/97           -6.65%          -1.20%
Top 50 World - Class B       5/4/98           -15.79%         -11.36%
Top 50 Europe - Class A      10/2/97           -1.49%           4.24%
Top 50 Europe - Class B      3/30/98          -11.46%          -6.80%
Top 50 Asia - Class A       10/14/97          -38.17%         -34.56%
Top 50 Asia - Class B        5/5/98           -29.47%         -25.76%
Top 50 US - Class A          10/2/97           -4.59%           0.96%
Top 50 US - Class B          3/18/98          -16.70%         -12.32%
European Mid-Cap Fund - Class A10/17/97         7.50%          13.76%
European Mid-Cap Fund - Class B3/30/98         -4.60%           0.40%
German Equity Fund - Class A10/17/97            9.32%          15.68%
German Equity Fund - Class B 3/16/98           -3.96%           1.04%
Japanese Equity Fund - Class A10/20/97        -25.53%         -21.20%
Japanese Equity Fund - Class B8/10/98          -7.96%          -3.12%
Global Bond Fund - Class A  10/15/97           -0.83%           3.85%
European Bond Fund - Class A10/17/97            1.38%           6.17%
European Bond Fund - Class B 6/25/98           -1.56%           3.44%

There is no similar performance information to report for Class B Shares of the Global Bond Fund through August 31, 1998 since there were no public sales. Class C Shares of the Funds were not available prior to September 1, 1998.

Yield

The yield for each class of Shares of the Funds is determined by dividing the net investment income per Share (as defined by the SEC) earned by any class of Shares over a 30-day period by the maximum offering price per Share of the respective class on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.

To the extent that Financial Intermediaries and broker-dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

   The yields for the Class A Shares of the Global Bond Fund and Class A Shares and Class B Shares of the European Bond Fund for the thirty-day period ended August 31, 1998, were 3.62%, 3.20% and 2.65%, respectively. There is no similar performance information to report for Class B Shares of the Global Bond Fund through August 31, 1998 since there were no public sales. Class C Shares of the Funds were not available prior to September 1, 1998.

General

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

   Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment

   Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

   Information on the performance of a Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

   Comparative performance information may be used from time to time in advertising each Fund's Shares. The performance of the:

 European Mid-Cap Fund may be compared to the DAX Composite Index ("CDAX"),
   Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DSX Mid- Cap, and the Morgan Stanley Capital Index
   ("MSCI") - Europe Index;

German Equity Fund may be compared to the DAX, CDAX, MSCI-Germany Index, and the FT-Europe Index;

Japanese Equity Fund may be compared to the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index;

Global Bond Fund may be compared to the JPM Global Government Bond Index, and the Salomon Brothers World Government Bond Index;

European Bond Fund may be compared to the JPM European Government Bond Index, Salomon Brothers European World Government Bond Index, and the EFFAS Government Bond Index;

 Top 50 World may be compared to the MSCI-World Index;

 Top 50 Europe may be compared to the MSCI-Europe Index;

 Top 50 Asia may be compared to the MSCI Pacific Index and MSCI Pacific ex Japan
   Index;

 Top 50 US may be compared to Standard & Poor's 500 Index.

Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

   Past results may not be indicative of future performance. The investment return and net asset value of Shares of each Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.

Economic and Market Information

   Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.


Portfolio Transactions

The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser. The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

   Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities or futures transactions when, in the judgement of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolios, Deutsche Bank AG may receive brokerage commissions or other transaction-related compensation from the Portfolios. For the fiscal year ended August 31, 1998, the Portfolios paid $52,582.83 in brokerage commissions to Deutsche Bank AG, an affiliated broker, which represents 12.42% of the aggregate brokerage commissions paid and 16.06% of the aggregate principal amount of trades by affiliated brokers. For the fiscal year ended August 31, 1998, the Portfolios paid $46,008.34 in brokerage commissions to Deutsche Bank Securities, New York, an affiliated broker, which represents 10.87% of the aggregate brokerage commissions paid and 21.13% of the aggregate principal amount of trades by affiliated brokers. For the fiscal year ended August 31, 1998, the Portfolios paid $8,815.65 in brokerage commissions to Morgan Grenfell Asia Securities, Ltd., an affiliated broker, which represents 2.08% of the aggregate brokerage commissions paid and 2.06% of the aggregate principal amount of trades by affiliated brokers. For the fiscal year ended August 31, 1998, the Portfolios paid $2,937.36 in brokerage commissions to Deutsche Morgan Grenfell, an affiliated broker, which represents 0.69% of the aggregate brokerage commissions paid and 0.78% of the aggregate principal amount of trades by affiliated brokers. Portfolio Turnover

The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, the relative performance of the Portfolios' investments may make a realignment of the Portfolios' portfolios desirable from time to time. The frequency of such portfolio realignments will be determined by market conditions. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

For the period from October 2, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 World Portfolio was 125%. The portfolio turnover rate is representative of only 11 months of activity.

For the period from October 2, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 Europe Portfolio was 27%. The portfolio turnover rate is representative of only 11 months of activity.

For the period from October 14, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 Asia Portfolio was 54%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 2, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 US Portfolio was 24%. The portfolio turnover rate is representative of only 11 months of activity.

For the period from October 17, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Provesta Portfolio was 82%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 17, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Investa Portfolio was 93%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 20, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Japanese Equity Portfolio was 95%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 15, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Global Bond Portfolio was 43%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 17, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the European Bond Portfolio was 177%. The portfolio turnover is representative of only 10 months of activity.

Taxes

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distributions" and "Taxes."

United States Taxation

    General

         Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i)at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. Investors should consult their tax adviser for further details.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

      If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund. Under new legislation, effective for the Funds' taxable years beginning after December 31, 1997, the Fund may instead elect to mark-to-market the shares annually, in which case the interest charge described in the first sentence above would not apply.

      Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses, if any, on the disposition of debt securities held by a Portfolio and denominated in foreign currency are also treated as ordinary income or loss to the extent such gains or losses are attributable to fluctuations in exchange rates between the acquisition and disposition dates. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution rather than its net capital gains.

      Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Dividends paid from net investment income will generally be taxable to a shareholder as ordinary income. Regardless of the length of time a shareholder has held his Shares, distributions designated as being from a Fund's net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the shareholder's basis in his Shares and as a capital gain thereafter.


    Foreign Taxes

         As set forth in the Prospectus under "Taxes," the Funds are expected to be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries. Each Fund (except the Top 50 US) that is liable for foreign income taxes, including such withholding taxes, expects to meet the requirements of the Code for "passing through" to its shareholders the foreign taxes paid, but there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, its corresponding Fund may elect to treat the proportionate share of foreign income taxes paid by the Fund as paid directly by the Fund's shareholders. If the Fund elects to pass through foreign taxes to the shareholders, no deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions and no deduction is available in computing an individual shareholder's alternative minimum tax liability. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of his proportionate share of the foreign income taxes paid by a Portfolio.

      Under new legislation the foreign tax credit for taxes withheld with respect to dividends received by a Portfolio would be disallowed if the Portfolio has not held the shares of the foreign corporation for a 16-day period (or 46-day period in the case of preferred shares) overlapping the dividend payment date and during which the Portfolio is not protected from risk of loss. If the Fund elects to pass through foreign taxes to the shareholders, such credit would be denied where the shareholder of the Fund does not satisfy the above holding requirement with respect to its Shares in the Fund.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

    State and Local Taxes

      Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

    Foreign Shareholders

      Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxes" in the Prospectus. Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of Shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

    Reports to Shareholders

         The Fund will make annual reports of the federal income tax status of distributions to owners of Shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains and, if the Fund elects to pass through foreign taxes, the shareholder's portion of the foreign income taxes paid to each country and the portion of the dividends that represents income derived from sources within each country.

      The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in Shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such Shares, including the consequences under state, local and other tax laws.

Description of Shares

   The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as Shares of each Fund. The Corporation currently consists of eleven such series and two classes of Shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

     Stock certificates are not issued by the Corporation except upon written request.
No certificates will be issued for fractional Shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

   The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or Officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

Additional Information

As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

   Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent accountants.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to any Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

Financial Statements

   Audited financial statements for Class A Shares and Class B Shares (except for the Global Bond Fund) of the Funds for the period from commencement of operations through August 31, 1998 are incorporated herein by reference to the Annual Reports of the Funds dated August 31, 1998 (File Nos. 333-7008 and 811-8227). A copy of each such report will be provided without charge to each person receiving this Statement of Additional Information. Class B Shares of the Global Bond Fund did not have any operations through August 31, 1998. Class C Shares were not offered before September 1, 1998.

Appendix A

Funds and Corresponding Portfolios

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in the corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed below:

Top 50 World--Top 50 World Portfolio (US Dollar), ("Top 50 World Portfolio")

Top 50 Europe--Top 50 Europe Portfolio (US Dollar), ("Top 50 Europe Portfolio")

Top 50 Asia--Top 50 Asia Portfolio (US Dollar), ("Top 50 Asia Portfolio")

Top 50 US--Top 50 US Portfolio (US Dollar), ("Top 50 US Portfolio"), (collectively, the "Top 50 Funds"), (collectively, the "Top 50 Portfolios")

European Mid-Cap Fund--Provesta Portfolio (US Dollar), ("Provesta Portfolio")

German Equity Fund--Investa Portfolio (US Dollar), ("Investa Portfolio")

Japanese Equity Fund--Japanese Equity Portfolio (US Dollar), ("Japanese Equity Portfolio"), (collectively with the Top 50 Funds, the "Equity Funds"), (collectively with the Top 50 Portfolios, the "Equity Portfolios")

Global Bond Fund--Global Bond Portfolio (US Dollar), ("Global Bond Portfolio")

European Bond Fund--European Bond Portfolio (US Dollar), ("European Bond Portfolio"), (collectively, the Bond Funds), (collectively, the Bond Portfolios)

Appendix B--Description of Security Ratings

Standard & Poor's Corporate and Municipal Bonds

AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.


A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Moody's Corporate and Municipal Bonds

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


prospectus
   dated October 31, 1998
Deutsche European Mid-Cap Fund
   (Class A Shares, Class B Shares and Class C Shares)     Deutsche German
Equity Fund    (Class A Shares, Class B Shares and Class C Shares)     Deutsche
Japanese Equity Fund (Class A Shares and Class B Shares) Deutsche Global Bond
Fund (Class A Shares and Class B Shares) Deutsche European Bond Fund    (Class A
Shares, Class B Shares and Class C Shares)

An Open-End
Management
Investment
Company

DEUTSCHE EUROPEAN MID-CAP FUND (Class A Shares, Class B Shares and Class C
Shares)

DEUTSCHE GERMAN EQUITY FUND (Class A Shares, Class B Shares and Class C Shares)

DEUTSCHE JAPANESE EQUITY FUND (Class A Shares and Class B Shares)

DEUTSCHE GLOBAL BOND FUND (Class A Shares and Class B Shares)

DEUTSCHE EUROPEAN BOND FUND (Class A Shares, Class B Shares and Class C Shares)

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)

   This Prospectus relates to the Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund"), Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"), Deutsche Global Bond Fund ("Global Bond Fund"), and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds"). The Equity Funds and the Bond Funds are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of the European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

   This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated October 31, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Prospectus dated October 31, 1998

                               TABLE OF CONTENTS

Expense Summary........................................   2
Financial Highlights...................................   4

The Funds..............................................   6
Investment Objective, Policies and Restrictions........   6
 Equity Funds..........................................   6
 Bond Funds............................................   7
 All Funds.............................................   7
Risk Factors...........................................  10
 Equity Investments....................................  10
 Fixed Income Securities...............................  10
 Foreign Investments...................................  10
 Emerging Markets (Provesta Portfolio and
 Global Bond Portfolio Only)...........................  11
 Futures, Options and Warrants.........................  11
 Geographic Investment Emphasis........................  11
 Local Securities Markets..............................  11
Management of the Corporation and the Portfolio Trust..  12
 Manager...............................................  12
 Adviser...............................................  12
 Historical Performance of Corresponding DWS Funds.....  12
 Portfolio Management..................................  14
 Administrator.........................................  14
 Operations Agent......................................  14
 Administrative Agent..................................  15
 Distributor...........................................  15
 Transfer Agent, Custodian and Fund Accountant.........  16
 Year 2000 Statement...................................  16
 Expenses..............................................  16
 Portfolio Brokerage...................................  16
Investing in the Funds.................................  17
 Class A Shares........................................  17
 Class B Shares........................................  17
 Class C Shares........................................  17
 Other Share Differences...............................  17
Purchase of Shares.....................................  17
 Investing in Class A Shares...........................  18
 Investing in Class B Shares and Class C Shares........  20
 Conversion of Class B Shares..........................  20
 Purchasing Shares Through a Financial Intermediary....  20
 Purchasing Shares by Wire.............................  20
 Purchasing Shares by Check............................  20
Special Purchase Features..............................  20
 Systematic Investment Program.........................  20
 Retirement Plans......................................  21
Exchange Privilege.....................................  21
 Class A Shares........................................  21
 Class B Shares........................................  21
 Class C Shares........................................  21
 Requirements for Exchange.............................  21
 Tax Consequences......................................  21
 Making an Exchange....................................  21
 Telephone Instructions................................  21
Redemption of Shares...................................  21
 Redeeming Shares Through a Financial Intermediary.....  21
 Redeeming Shares by Telephone.........................  22
 Redeeming Shares by Mail..............................  22
Special Redemption Features............................  22
 Systematic Withdrawal Program.........................  22
Contingent Deferred Sales Charge.......................  22
 Class A Shares........................................  22
 Class B Shares........................................  22
 Class C Shares........................................  22
 Class A Shares, Class B Shares and Class C Shares.....  23
 Elimination of Contingent Deferred Sales Charge.......  23
Account and Share Information..........................  23
 Certificates and Confirmations........................  23
 Accounts with Low Balances............................  23
Dividends and Distributions............................  23
Net Asset Value........................................  24
Organization...........................................  24
Taxes..................................................  25
Additional Information.................................  26
Appendix A.............................................  26


                                EXPENSE SUMMARY

   The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares and Class B Shares of each Fund and Class C Shares of the European Bond Fund, European Mid-Cap Fund and the German Equity Fund, and the allocable operating expenses of their corresponding Portfolios. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                            Equity                               Equity and
                                             Funds      Bond Funds                Bond Funds
                                             Class A    Class A     Class B       Class C
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)          5.50%      4.50%        None            None
Maximum Sales Charge Imposed on
Reinvested Dividends (as a
percentage of offering price)                None       None          None           None
Contingent Deferred Sales
Charge (as a percentage of original
purchase price or redemption proceeds, as
applicable)                                  0.00%(1)   0.00%         5.00%(2)       1.00%(3)
Redemption Fees (as a percentage of
amount redeemed, if applicable)              None       None          None           None
Exchange Fees                                None       None          None           None

     (1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
(2) In the  first  year, declining to 1.00% in the sixth year and 0% thereafter.

(3) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                      (As a percentage of average net assets)

                                                            Equity Funds               Bond Funds
                                                                   Class B             Class B
                                                                      and                 and
                                                          Class A   Class C          ClassA   Class C
Advisory Fees                                             0.85%     0.85%            0.75%     0.75%
12b-1 Fees
 Service                                                  0.25%     0.25%            0.25%     0.25%
 Distribution                                             0.00%     0.75%            0.00%     0.75%
Other Expenses (after expense reimbursement)              0.50%     0.50%            0.30%     0.30%
Total Operating Expenses (after expense reimbursement)    1.60%     2.35%            1.30%     2.05%


                          EXPENSE SUMMARY (CONTINUED)

Example
   An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                       Equity Funds                    Bond Funds
                                                   Class A   Class B  Class C     Class A   Class B   Class C
1 Year                                            $ 70       $ 75     $ 34       $ 58       $ 72      $ 31
3 Years                                           $103       $106     $ 73       $ 84       $ 97      $ 64
5 Years                                           $137       $148     $126       $113       $133      $110
10 Years                                          $235       $250     $250       $195       $219      $219
An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) no redemption at the end of each time period:
1 Year                                             $ 70     $24       $ 24       $ 58        $ 21     $ 21
3 Years                                            $103     $73       $ 73       $ 84        $ 64     $ 64
5 Years                                            $137     $126      $126       $113        $110     $110
10 Years                                           $235     $250      $250       $195        $219     $219

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse the expenses of each Fund through at least August 31, 1999 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Absent reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of the European Mid-Cap Fund, German Equity Fund, Japanese Equity Fund, Global Bond Fund and the European Bond Fund were 17.76%, 72.51%, 453.14%, 242.87% and 453.22%, respectively, and "Total Operating Expenses" were 18.86%, 73.61%, 454.24%, 243.87% and 454.22%, respectively, of the Fund's average daily net assets attributed to Class A Shares, and 19.61%, 74.36% 454.99%, 0.00% and 454.97%,
respectively, of the Fund's average daily net assets attributed to Class B Shares, and 19.61%, 74.36%, and 454.99%, respectively, of the European Mid-Cap Fund, German Equity Fund, and the European Bond Fund average daily net assets attributed to Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.

   The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class B Shares of the Global Bond Fund did not have any operations through August 31, 1998. Class C Shares were not offered to the public prior to September 1, 1998.


                                                  Deutsche       Deutsche    Deutsche    Deutsche    Deutsche
                                                  European        German     Japanese     Global     European
                                                  Mid-Cap         Equity      Equity       Bond        Bond
                                                  Fund             Fund        Fund        Fund        Fund
Net asset value at beginning of period           $12.50            $ 12.50     $   12.50   $   12.50   $   12.50
Investment operations:
 Net investment income (loss)                     0.01              0.02          (0.07)       0.26        0.19
 Net realized and unrealized gain (loss) on
  investments and foreign currency allocated
  from
corresponding Deutsche Portfolio                  1.71              1.94       (2.58)       0.22        0.58
 Increase (decrease) from investment operations   1.72              1.96       (2.65)       0.48        0.77
Distributions to Shareholders:
 Dividends from net investment income             --                 --          --       (0.19)      (0.12)
 Total distributions                              --                 --          --       (0.19)      (0.12)
Net asset value at end of period                 $14.22             $ 14.46    $ 9.85       $ 12.79    $ 13.15
Total Return (based on net asset value)(c)*       13.76%              15.68%    (21.20)%       3.85%      6.17%
Ratios and Supplemental Data:
 Net assets, end of period (000's)               $2,402             $  462     $   14       $  84      $   28
 Ratios to average net assets:
 Expenses(b)**                                    1.60%               1.60%       1.60%       1.30%       1.30%
 Net investment income (loss)(b)**                0.23%               0.75%      (1.00)%      3.62%       2.67%
(a)  Commencement of operations:                  10/17/97         10/17/97    10/20/97    10/15/97   10/17/97
(b) Includes the Fund's allocated portion of the corresponding Deutsche
    Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:
   Expenses to average net assets**               18.86%              73.61%    454.24%      243.87%    454.22%
   Net investment loss to average net assets**    (17.03)%            (71.26)% (453.64)%    (238.95)%  (450.25)%

 (c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized ** Annualized


                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.
           For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

   The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class B Shares of the Global Bond Fund did not have any operations through August 31, 1998. Class C Shares were not offered to the public prior to September 1, 1998.


                                                                      Deutsche Deutsche   Deutsche  Deutsche   Deutsche
                                                                      European German    Japanese   Global    European
                                                                       Mid-Cap Equity     Equity     Bond       Bond
                                                                        Fund    Fund       Fund      Fund       Fund
Net asset value at beginning of period                                $ 12.50   $12.50     $12.50     --        $12.50
Investment operations:
 Net investment income (loss)                                           (0.02)   (0.01)    (0.01)     --          0.08
 Net realized and unrealized gain (loss) on investments and
  foreign currency allocated
from corresponding Deutsche Portfolio                                    0.07     0.14      (0.38)    --          0.35
 Increase (decrease) from investment operations                          0.05     0.13      (0.39)    --          0.43
Distributions to Shareholders:
 Dividends from net investment income                                      --      --         --      --         (0.11)
 Total distributions                                                       --      --         --      --         (0.11)
Net asset value at end of period                                      $ 12.55   $12.63     $ 12.11    --         $12.82
Total Return (based on net asset value)(c)*                              0.40%    1.04%      (3.12)%  --          3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                    $ 4,287   $ 278      $  283     --         $  85
 Ratios to average net assets:
 Expenses(b)**                                                          2.35%   2.35%      2.35%      --          2.05%
 Net investment income (loss)(b)**                                     (0.70)%  (0.19)%    (1.25)%    --          2.38%
(a)  Inception date:                                                   3/30/98  3/16/98    8/10/98    --        6/25/98
(b) Includes the Fund's allocated portion of the corresponding Deutsche
 Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:
   Expenses to average net assets**                                    19.61%   74.36%      454.99%   --         454.97%
   Net investment loss to average net assets**                         (17.96)% (72.20)%    (453.89)% --         (450.54)%

 (c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 * Not annualized
 **  Annualized


                                   THE FUNDS

   Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization"). The investment objective of the European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar)("Provesta Portfolio"); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar)("Investa Portfolio"); the Japanese Equity Fund invests all of its investable assets in the Japanese Equity Portfolio (US Dollar)("Japanese Equity Portfolio"); the Global Bond Fund invests all of its investable assets in the Global Bond Portfolio (US Dollar)("Global Bond Portfolio"); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar)("European Bond Portfolio"). The Provesta Portfolio, Investa Portfolio and Japanese Equity Portfolio are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Global Bond Portfolio and the European Bond Portfolio are referred to herein individually, as a "Bond Portfolio" and collectively, as the "Bond Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

   Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, (the "1940 Act") (the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

   Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, an open-end management investment company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Equity Funds

   The investment objective of the European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Fund is to achieve high capital appreciation.

The Provesta Portfolio pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Poland, Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

   The Investa Portfolio pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.


Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

   The Japanese Equity Portfolio pursues its (and the Japanese Equity Fund's) investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of total assets in securities that grant the right to acquire Japanese securities.

Fixed Income Securities

   Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's and the Investa Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. The Japanese Equity Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 30% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

Bond Funds
The investment objective of the Bond Funds is to achieve steady, high income.

   The Global Bond Portfolio (US Dollar) pursues its (and the Global Bond Fund's) investment objective by investing primarily in the fixed income securities (including convertible bonds and bonds with warrants) of issuers worldwide.

Under normal circumstances, at least 65% of the Global Bond Portfolio's total assets are invested in bonds and the Portfolio will include securities of issuers organized in at least three different countries.

   The European Bond Portfolio (US Dollar) pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

Each Bond Portfolio's investment in equity securities will not exceed 25% of each Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds
Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or

(c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes
Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

     . the Federal Republic of Germany, ("Germany") a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an "OECD Member"),

  . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

  . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
  . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
  . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

   Investments in Notes are subject to the Provesta Portfolio's and the Investa Portfolio's overall 20% limitation on fixed income securities and the Japanese Equity Portfolio's overall 30% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities

   The fixed income securities in which each Portfolio may invest will be rated on the date of investment within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB, or if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

Bank Deposits and Money Market Instruments

   Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

   Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

   Futures Contracts, Options on Futures and Securities Indices and Warrants

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices, options and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

   A Portfolio may purchase or sell foreign currency contracts for forward delivery. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33/1//\\3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.\\

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 Fundamental Investment Restrictions

 Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

    At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities. At least 65% of the Global Bond Portfolio's total assets are invested in bonds and such Portfolio will include securities of issuers organized in at least three different countries. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

 No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 Non-Fundamental Investment Restrictions

    Each Portfolio is permitted to borrow money although, as an operating policy, generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

 For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                                  RISK FACTORS

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

   On January 1, 1999, eleven of the fifteen Member States will have their currency exchange rate irrevocably fixed to a single European currency, the euro. The euro will become legal tender in those countries from this date. National currencies will continue to circulate until they are replaced by euro coins and bank notes on July 1, 2002. The pending unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance, as detailed under "European Currency Unification" in the Statement of Additional Information.

Emerging Markets (Provesta Portfolio and Global Bond Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

   The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has recently enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Earlier this year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market for its currency.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

   The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

Geographic Investment Emphasis

From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries. Since inception, the Provesta Portfolio has had more than a majority of its assets invested in German securities. This overweighting may be continued, or be changed, by the Manager in the future based on its perceptions of market opportunities.

Local Securities Markets
The German Securities Markets
   Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, 40.83% in 1997, and 3.22% year-to-date as of

August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of June 30, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VW AG with DM 173 billion.

Japanese Equity Securities Markets


Listed securities in Japan trade on three main Japanese exchanges (including the Tokyo Stock Exchange) and five regional stock exchanges, although the Tokyo Stock Exchange ("TSE") has generally represented over 72% of annual trade of volume. In 1997, three industrial groups (banks, electric appliances and transportation equipment) accounted for approximately 41% of the total market value of TSE stocks. Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards, stock prices decreased significantly (with the Nikkei index of 225 stocks at 14309 in 1992). After stabilizing at low levels during the next six years, new low levels were once again reached in 1998 (with the Nikkei attaining a new twelve year low of 12879 in early October, 1998).

Japanese banks have experienced, and may continue to experience, substantial levels of non-performing loans, making the nationalization of some institutions a significant concern. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

                         MANAGEMENT OF THE CORPORATION

                            AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.


DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.


DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 160 mutual funds, having aggregate assets under management of more than the equivalent of $77 billion as of June 30, 1998. DFH and its subsidiaries employ approximately 600 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of June 30, 1998. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

   Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Equity Portfolio, DFM receives a fee from each Equity Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of each Equity Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Bond Portfolio, DFM receives a fee from each Bond Portfolio, which is computed daily and paid monthly, equal to 0.75% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of each Equity Portfolio and 0.50% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding DWS Funds

   Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta and Investa Portfolios (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity Fund)are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta and Investa Portfolios seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations during October of 1997 and did not have operating or performance history prior to that time.

Information about the performance of the European Mid-Cap Fund, German Equity Fund, and the two corresponding DWS Funds--Provesta (corresponding to the European Mid-Cap Fund) and Investa (corresponding to the German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Fund are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the total return for the Class A Shares of the European Mid-Cap Fund and the German Equity Fund, and for securities indices believed by the Adviser to be suitable for performance comparisons, for the period from the commencement of operations on October 17, 1997 to August 31, 1998, and the average annualized total return for the Provesta and Investa Funds, and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta and Investa Portfolios and the corresponding DWS Funds, for the three-, five- and ten-year periods ended August 31, 1998. The information in the table for the one-year period reflects actual total returns for the first-year of operations of the European Mid-Cap Fund and the German Equity Fund. One-year information for the corresponding DWS Funds appears in a note to the table. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.



PROVESTA(1)
(Corresponding to the Provesta Portfolio and
the European Mid-Cap Fund(6))
Total Return for the Periods Ended August 31, 1998
                Historical Performance
European       in U.S. Dollars (unaudited)
Mid-Cap        Without          With                CDAX Index           MSCI Europe
Fund(6)        sales Load(2)    Sales Load(3)   (in U.S. Dollars)(4)   (in U.S. Dollars)(5)
10/17/97 to
8/31/98          13.76%          7.48%             14.43%                12.47%
Provesta(1)
------------
Three Years      16.02%          13.96%            16.63%                19.36%
Five Years       17.46%          16.21%            15.44%                15.73%
Ten Years        14.52%          13.90             14.07%                12.88%

(1) Net Assets as of 8/31/98 were DM 1,937 million ($1,096 million). Provesta commenced investment operations in November 1985. The table reflects the performance of the Provesta for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Provesta for the period from 10/17/97 to 8/31/98, was 13.51% without the sales load, and 7.59% with the sales load.
(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Europe Index ("MSCI Europe") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.


(6) The table reflects the actual total return of the European Mid-Cap Fund from the commencement of operations on October 17, 1997.


INVESTA(1)
                   (Corresponding to the Investa Portfolio and
                           the German Equity Fund(6))

Total Returns for the Periods Ended August 31, 1998
                       Historical Performance
German                 in U.S. Dollars (unaudited)
Equity                 Without          With               DAX Index            MSCI Germany
Fund(6)               Sales Load(2)     Sales Load(3)   (in U.S. Dollars)(4)  (in U.S. Dollars)(5)
10/17/97 to
8/31/98               15.68%                 9.30%           18.32%                18.74%
Investa(1)
-----------
Three Years           22.50%                 20.33%          21.35%                18.18%
Five Years            18.60%                 17.34%          18.53%                16.09%
Ten Years             14.78%                 14.17%          15.86%                13.97%

(1) Assets as of 8/31/98 were DM 4,943 million ($2,798 million). Investa commenced investment operations in December 1956. The table reflects the performance of the Investa for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Investa for the period from 10/17/97 to 8/31/98, was 23.06% without the sales load, and 16.64% with the sales load.
(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Germany Index ("MSCI Germany") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of Germany.


(6) The table reflects the actual total return of the German Equity Fund from the commencement of operations on October 17, 1997.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above, the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1) the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta and Investa Portfolios and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have a material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management

   Elisabeth Weisenhorn is the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 18.4 billion ($10.1 billion) as of June 30, 1998. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Hannah Cunliffe is the portfolio manager for the Japanese Equity Portfolio. Ms. Cunliffe also serves as portfolio manager of the DWS-Japan Fonds, a German registered mutual fund with the same objective, policies, and restrictions as the Japanese Equity Portfolio. She has held this position since February 1994. Prior to this, she was the Asian equity market analyst for Deutsche Bank Research. Ms. Cunliffe joined the Deutsche Bank Group in 1989.

Effective January 1, 1999, Henning Gebhardt will become the portfolio manager for the Japanese Equity Portfolio, taking over the responsibility from Hannah Cunliffe who will leave the company by the end of 1998. Mr. Gebhardt has two years of experience as an investment manager, joining DWS in 1996. He was employed by Bayerische Hypotheken- und Wechselbank from 1995 to 1996, in the trading department for fixed income and option products. Prior to this, Mr. Gebhardt studied at the University of Gsttingen, where he received a degree in economics. Mr. Gebhardt is a member of the Asian Equity team at DWS, responsible for funds holding assets under management of DM 1 billion ($553 million) as of June 30, 1998.

Heinz-Wilhelm Fesser is senior portfolio manager for the Global Bond Portfolio and European Bond Portfolio. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.6 billion ($13.1 billion) as of June 30, 1998.

Administrator

   Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation;

(vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Operations Agent

   Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent, and the Administrator.

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

   The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Distributor

   Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Securities laws may require certain financial intermediaries such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, ClassBShares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

   Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

   Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116, acts as the Custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Funds that they believe that their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

   DFM has agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30%, 2.05%, 2.35% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds, Class B Shares of the Equity Funds, Class A Shares of the Bond Funds, Class B Shares of the Bond Funds, Class C Shares of the European Mid-Cap Fund and the German Equity Fund; and Class C Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

Expenses of Class A Shares, Class B Shares and Class C Shares

   Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.

Portfolio Brokerage

   Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio and the European Bond Portfolio is generally not expected to exceed 180%, 80%, 150%, 350% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. See "Taxes."

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

   Deutsche Bank AG or one of its subsidiaries or affiliates ("Deutsche Agent") may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, futures contracts or options on futures contracts when, in the judgment of the Adviser, that Deutsche Agent will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants, as applicable. As one of the primary brokers used by the Portfolios, Deutsche Bank AG or its affiliates receives brokerage commissions from each Portfolio, and may receive compensation for executing futures transactions.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.

   From commencement of operations through August 31, 1998, the Provesta Portfolio, Investa Portfolio, and the Japanese Equity Portfolio paid the following aggregate brokerage commissions, respectively: $41,688, $21,095, and $16,547. No brokerage commissions were paid by the Global Bond Portfolio and the European Bond Portfolio.

                             INVESTING IN THE FUNDS

Each Fund offers investors classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

   An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the Bond Funds at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

     Contingent
Year of Redemption  Deferred
After Purchase  Sales Charge
First       5.00%
Second      4.00%
Third       3.00%
Fourth      3.00%
Fifth       2.00%
Sixth       1.00%
Seventh and thereafter  0.00%

Class C Shares

Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

Other Share Differences

Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES

   Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

    Investing in Class A Shares
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                 Equity Funds

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000        5.50%      5.82%             5.00%
$50,000 but less
than $100,000            4.50%      4.71%             3.75%
$100,000 but less
than $250,000            3.50%      3.63%             2.75%
$250,000 but less
than $500,000            2.50%      2.56%             2.00%
$500,000 but less
than $1 million          2.00%      2.04%             1.75%
$1 million but less
than $2 million          None       None            1.00%*
$2 million but less
than $5 million          None       None            0.80%*
$5 million but less
than $50 million         None       None            0.50%*
$50 million but less
than $100 million        None       None            0.25%*
$100 million or more     None       None            0.15%*

* See "Dealer Concession" below.

                                  Bond Funds

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000            4.50%      4.71%       4.00%
$50,000 but less
than $100,000                4.00%      4.17%       3.50%
$100,000 but less
than $250,000                3.50%      3.63%       2.75%
$250,000 but less
than $500,000                2.50%      2.56%       2.00%
$500,000 but less
than $1 million              2.00%      2.04%       1.75%
$1 million but less
than $2 million              None       None        1.00%*
$2 million but less
than $5 million              None       None        0.80%*
$5 million but less
than $50 million             None       None        0.50%*
$50 million but less
than $100 million            None       None        0.25%*
$100 million or more         None       None        0.15%*

* See "Dealer Concession" below.

Dealer Concession


Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. The dealer concession may be changed from time to time and any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor may offer to pay dealers up to 100% of the sales charge retained by it. The Distributor, at its expense, may provide additional promotional incentives to dealers. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees to attend informational meetings about the Funds or other special events at recreational type facilities, or items of material value. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of

Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other financial intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other financial intermediary charges an asset management fee;
7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts,"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;
10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

   To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

   To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege

   If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems the shareholder's Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies

   Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's financial intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares and Class C Shares

Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

Conversion of Class B Shares

   Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary

   An investor may call a financial intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to the Global Bond Fund, orders must be received and transmitted by the broker to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans

   Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.

                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares

   Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Class C Shares

   Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

   Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange

   Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

   Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. With respect to the Global Bond Fund, instructions must be received by the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. This privilege may be modified or terminated at any time.

                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

   Redeeming Shares Through a Financial Intermediary

Shares of a Fund may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial intermediaries (such as banks) must be received by the financial intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to the Global Bond Fund, requests must be received by the financial intermediary and transmitted to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service.

Redeeming Shares by Telephone

   Shares may be redeemed in any amount by calling a Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day./R>

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

   Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's financial intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.

                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class C Shares

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares, Class B Shares and Class C Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70/1//\\2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.

                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations

   As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the Bond Funds.

Accounts with Low Balances

   Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the Bond Funds. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

   U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                                NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

   Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information. However, the Global Bond Fund will compute its net asset value at the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time) but no earlier than the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade./R>

                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

   The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio. In the case of the Global Bond Portfolio, the above-referenced calculations will be determined as of the close of regular trading on the NYSE (generally 4:00p.m. U.S. Eastern time) but no earlier than the latest close of regular trading on any European securities exchange on which the Portfolio's portfolio securities may trade.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES

   The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at capital gains rates if designated as derived from the Fund's capital gains from property held for more than one year. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at capital gains rates in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                                   APPENDIX A

Member States of the European Union
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain,
United Kingdom
Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

Czech Republic
Prague
Hungary
Budapest
Slovakia
Bratislavia

Poland*
Warsaw
Switzerland
Basel, Geneva, Zurich
   Exchanges in Non-European countries**

Argentina
Buenos Aires
Australia
ASX (Sydney, Hobart, Melbourne, Perth)
Brazil
Sao Paulo, Rio de Janiero
Canada
Toronto, Vancouver, Montreal
Chile
Santiago
Hong Kong
Hong Kong Stock Exchange

India***
Mumbai, Calcutta, Delhi, Madras
Indonesia
Jakarta Stock Exchange
Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima
Malaysia
Kuala Lumpur

Mexico
Mexico City
New Zealand
Wellington Christchurch/Invercargill, Auckland
Peru
Lima
Philippines
Manila
Singapore
Singapore Stock Exchange
South Africa
Johannesburg

* European Mid-Cap Fund, Global Bond Fund and European Bond Fund only. ** Not applicable to the European Mid-Cap Fund.
*** Not applicable to the German Equity Fund.

South Korea
Seoul
Taiwan***
Taipei
Thailand
Bangkok
USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area


Japan*
Over-the-Counter Market

Canada*
Over-the-Counter Market

South Korea*
Over-the Counter Market
Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich
   United States*

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

*European Mid-Cap Fund, Global Bond Fund and European Bond Fund only. ***Not applicable to the German Equity Fund.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

Deutsche European Mid-Cap Fund Deutsche German Equity Fund Deutsche Japanese Equity Fund Deutsche Global Bond Fund Deutsche European Bond Fund Investment Manager Deutsche Fund Management, Inc. 31 West 52nd Street New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116
   GO2179-02 (10/98)





Prospectus dated October 31, 1998      Deutsche Top 50 Europe Deutsche European
Mid-Cap Fund Deutsche German Equity Fund Deutsche European Bond Fund     Class A
Shares, Class B Shares and Class C Shares


An Open-End
Management
Investment
Company

DEUTSCHE TOP 50 EUROPE
DEUTSCHE EUROPEAN MID-CAP FUND
DEUTSCHE GERMAN EQUITY FUND
DEUTSCHE EUROPEAN BOND FUND

(Class A Shares, Class B Shares and Class C Shares)

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)



This Prospectus relates to the Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds") and the Deutsche European Bond Fund ("European Bond Fund"). The Equity Funds and the European Bond Fund are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Fund is to achieve steady, high income.



Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.



This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a combined Statement of Additional Information dated October 31, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.



INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated October 31, 1998


                               TABLE OF CONTENTS

Expense Summary........................................   2
Financial Highlights...................................   4

The Funds..............................................   6
Investment Objective, Policies and Restrictions........   6
 Equity Funds..........................................   6
 European Bond Fund....................................   7
 All Funds.............................................   7
Risk Factors...........................................  10
 Equity Investments....................................  10
 Fixed Income Securities...............................  10
 Foreign Investments...................................  10
 Emerging Markets (Top 50 Europe Portfolio and
 Provesta Portfolio Only)..............................  10
 Futures, Options and Warrants.........................  11
 Local Securities Markets..............................  11
 Geographic Investment Emphasis........................  11
Management of the Corporation and the Portfolio Trust..  11
 Manager...............................................  11
 Adviser...............................................  12
 Historical Performance of Corresponding DWS Funds.....  12
 Portfolio Management..................................  14
 Administrator.........................................  14
 Operations Agent......................................  14
 Administrative Agent..................................  14
 Distributor...........................................  14
 Transfer Agent, Custodian and Fund Accountant.........  15
 Year 2000 Statement...................................  15
 Expenses..............................................  15
 Portfolio Brokerage...................................  16
Investing in the Funds.................................  16
 Class A Shares........................................  17
 Class B Shares........................................  17
 Class C Shares........................................  17
 Other Share Differences...............................  17
Purchase of Shares.....................................  17
 Investing in Class A Shares...........................  17
 Investing in Class B Shares and Class C Shares........  19
 Conversion of Class B Shares..........................  19
 Purchasing Shares Through a Financial Intermediary....  20
 Purchasing Shares by Wire.............................  20
 Purchasing Shares by Check............................  20
Special Purchase Features..............................  20
 Systematic Investment Program.........................  20
 Retirement Plans......................................  20
Exchange Privilege.....................................  20
 Class A Shares........................................  20
 Class B Shares........................................  20
 Class C Shares........................................  20
 Requirements for Exchange.............................  20
 Tax Consequences......................................  21
 Making an Exchange....................................  21
 Telephone Instructions................................  21
Redemption of Shares...................................  21
 Redeeming Shares Through a Financial Intermediary.....  21
 Redeeming Shares by Telephone.........................  21
 Redeeming Shares by Mail..............................  21
Special Redemption Features............................  22
 Systematic Withdrawal Program.........................  22
Contingent Deferred Sales Charge.......................  22
 Class A Shares........................................  22
 Class B Shares........................................  22
 Class C Shares........................................  22
 Class A Shares, Class B Shares and Class C Shares.....  22
 Elimination of Contingent Deferred Sales Charge.......  22
Account and Share Information..........................  23
 Certificates and Confirmations........................  23
 Accounts with Low Balances............................  23
Dividends and Distributions............................  23
Net Asset Value........................................  23
Organization...........................................  23
Taxes..................................................  24
Additional Information.................................  25
Appendix A.............................................  25


                                EXPENSE SUMMARY



The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares, Class B Shares and Class C Shares of each Fund, and the allocable operating expenses of their corresponding Portfolios. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."



                        Shareholder Transaction Expenses

                                                            European
                                         Equity Funds       Bond Fund         All Funds
                                         Class A            Class A       Class B       Class C
Maximum Sales Charge Imposed on
Purchases (as a percentage
of offering price)                           5.50%          4.50%         None          None
Maximum Sales Charge Imposed on
Reinvested Dividends
(as a percentage of offering price)          None            None          None          None
Contingent Deferred Sales Charge
(as a percentage of original purchase
price or redemption proceeds, as applicable) 0.00%(1)       0.00%(1)       5.00%(2)     1.00%(3)
Redemption Fees (as a percentage of
amount redeemed, if applicable)              None           None           None          None
Exchange Fees                                None           None           None          None

(1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
(2) In the first year declining to 1.00% in the sixth year and 0% thereafter.

(3) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within one year of their purchase date. For a more complete description, see "Contingent
  Deferred Sales Charge."

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                    (As a percentage of average net assets)

                                              Top 50             Equity Funds             European
                                              Europe        (except Top 50 Europe)        Bond Fund
                                              Class B                Class B                  Class B
                                                  and                    and                    and
                                    Class A   Class C       Class A  Class C         Class A  Class C
Advisory Fees                       1.00%     1.00%         0.85%     0.85%          0.75%    0.75%
12b-1 Fees
 Service                            0.25%     0.25%         0.25%     0.25%          0.25%    0.25%
 Distribution                       0.00%     0.75%         0.00%     0.75%          0.00%    0.75%
Other Expenses
(after expense reimbursement)       0.35%     0.35%         0.50%     0.50%          0.30%    0.30%
Total Operating Expenses
(after expense reimbursement)       1.60%     2.35%         1.60%     2.35%          1.30%    2.05%


                          EXPENSE SUMMARY (CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                            Top 50               Equity Funds                  European
                                            Europe          (except Top 50 Europe)            Bond Fund
                                Class A  Class B  Class C    Class A  Class B  Class C    Class A  Class B  Class C
1 Year                          $ 70     $ 74     $ 34       $70      $ 74     $ 34       $ 58     $ 72     $ 31
3 Years                         $103     $105     $ 73       $103     $105     $ 73       $ 84     $ 97     $ 64
5 Years                         $137     $148     $126       $137     $148     $126        $113     $133     $110
10 Years                        $235     $250     $250       $235     $250     $250        $195     $219     $219
An investor would pay the following expenses on
a $1,000 investment, assuming (1) a 5% annual
return and (2) no redemption at the end of each
time period:
1 Year                          $ 70     $ 24     $ 24       $70      $ 24     $ 24        $ 58     $ 21     $ 21
3 Years                         $103     $ 73     $ 73       $103     $ 73     $ 73        $ 84     $ 64     $ 64
5 Years                         $137     $126     $126       $137     $126     $126        $113     $110     $110
10 Years                        $235     $250     $250       $235     $250     $250        $195     $219     $219

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse the expenses of each Fund through at least August 31, 1999 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Absent reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of the Top 50 Europe, European Mid-Cap Fund, German Equity Fund and the European Bond Fund were 15.28%, 17.76%, 72.51% and 453.22%, respectively, and "Total Operating Expenses" were 16.53%, 18.86%, 73.61% and 454.22%, respectively, of the Fund's average daily net assets attributed to Class A Shares, and 17.28%, 19.61%, 74.36% and 454.97%, respectively, of the Fund's average daily net assets attributed to Class B Shares and Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.



                              FINANCIAL HIGHLIGHTS



                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.



                                             Deutsche    Deutsche    Deutsche
                                Deutsche     European     German     European
                                 Top 50       Mid-Cap     Equity       Bond
                                 Europe        Fund        Fund        Fund
Net asset value at beginning of period
                                   $12.50     $ 12.50      $ 12.50   $ 12.50
Investment operations:
 Net investment income               0.02       0.01        0.02        0.19
 Net realized and unrealized gain on investments and
  foreign currency
allocated from corresponding
 Deutsche Portfolio                  0.51       1.71        1.94        0.58
 Increase from investment operations
                                     0.53       1.72        1.96        0.77
Distributions to Shareholders:
 Dividends from net investment
income                                --         --         --       (0.12)
 Total
distributions                         --         --          --       (0.12)
Net asset value at end of period   $13.03   $  14.22   $   14.46   $   13.15
Total Return (based on net asset value)(c)*
                                    4.24%     13.76%      15.68%       6.17%
Ratios and Supplemental Data:
 Net assets, end of period (000's)
                                    $1,208   $  2,402   $     462   $      28
 Ratios to average net assets:
 Expenses(b)**
                                     1.60%      1.60%       1.60%       1.30%
 Net investment income (b)**         0.50%      0.23%       0.75%       2.67%
(a) Commencement of operations:    10/2/97    10/17/97    10/17/97   10/17/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche
 Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:
 Expenses to average net assets**    16.53%    18.86%    73.61%    454.22%
 Net investment loss to
  average net assets**               (14.43)%  (17.03)%  (71.26)%  (450.25)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized
    **  Annualized




                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.
            For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.



                                                  Deutsche   Deutsche   Deutsche
                                   Deutsche      European    German    European
                                     Top50        Mid-Cap    Equity      Bond
                                   Europe         Fund       Fund       Fund
Net asset value at beginning of
period                             $ 12.50      $  12.50   $  12.50   $  12.50
Investment operations:
 Net investment income (loss)      (0.01)          (0.02)     (0.01)      0.08
 Net realized and unrealized gain (loss) on investments and foreign currency
 allocated from corresponding
 Deutsche Portfolio                (0.84)           0.07       0.14       0.35
 Increase (decrease) from investment operations
                                   (0.85)           0.05       0.13       0.43
Distributions to Shareholders:
 Dividends from net investment income
                                        --           --         --      (0.11)
 Total Distributions
                                        --           --         --      (0.11)
Net asset value at end of period    $ 11.65     $  12.55   $  12.63   $  12.82
Total Return (based on net
asset value)(c)*                    (6.80)%      0.40%      1.04%      3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)  $3,120   $  4,287   $    278   $     85
 Ratios to average net assets:
 Expenses(b)**                       2.35%      2.35%      2.35%        2.05%
 Net investment income (loss)(b)**  (0.46)%    (0.70)%    (0.19)%       2.38%
(a)  Inception date:               3/30/98    3/30/98    3/16/98       6/25/98
(b) Includes the Fund's allocated portion of the corresponding Deutsche
 Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:
   Expenses to average net assets**
                                      17.28%    19.61%    74.36%    454.97%
   Net investment loss to average net assets**
                                      (15.39)%  (17.96)%  (72.20)%  (450.54)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
   * Not annualized
 **  Annualized



                                   THE FUNDS



Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization").

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar)("Top 50 Europe Portfolio"); the European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar)("Provesta Portfolio"); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar)("Investa Portfolio"); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar)("European Bond Portfolio"). The Top 50 Europe Portfolio, Provesta Portfolio and Investa Portfolio are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Equity Portfolios and the European Bond Portfolio are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").



Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."



Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940 (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.



                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS



Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, an open-end management investment company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.



Equity Funds


The investment objective of the Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

The Top 50 Europe Portfolio pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Poland, Switzerland, Slovakia, Czech Republic, and Hungary.



The Top 50 Europe Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.



The Provesta Portfolio pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Poland, Switzerland, Slovakia, Czech Republic, and Hungary.



The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.



The Investa Portfolio pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.



Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

Fixed Income Securities

Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's, Investa Portfolio's and Top 50 Europe Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

European Bond Fund
The investment objective of the European Bond Fund is to achieve steady, high income.



The European Bond Portfolio pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.



Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

The European Bond Portfolio's investment in equity securities will not exceed 25% of the Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds
Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes
Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

  . the Federal Republic of Germany ("Germany"), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an "OECD Member"),

  . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

  . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
  . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
  . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.


Investments in Notes are subject to the Top 50 Europe Portfolio's, Provesta Portfolio's and the Investa Portfolio's overall 20% limitation on fixed income securities. See "Equity Funds" above.



The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities


The fixed income securities in which each Portfolio may invest will be rated on the date of investment within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB, or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.



Bank Deposits and Money Market Instruments


Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.



Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."



By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.



Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

   Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.



There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants


Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices, and options, and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.



For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.


Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to the official listing on an exchange.

The Top 50 Europe Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, the Top 50 Europe Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33/1//\\3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 Fundamental Investment Restrictions

 Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

 The Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

 No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



 Non-Fundamental Investment Restrictions


 Each Portfolio is permitted to borrow money although, as an operating policy, generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.



 For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                                  RISK FACTORS

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and the Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more vulnerable to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.



On January 1, 1999, eleven of the fifteen Member States will have their currency exchange rate irrevocably fixed to a single European currency, the euro. The euro will become legal tender in those countries from this date. National currencies will continue to circulate until they are replaced by euro coins and bank notes on July 1, 2002. The pending unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance, as detailed under "European Currency Unification" in the Statement of Additional Information.



Emerging Markets (Top 50 Europe Portfolio and Provesta Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.



The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has recently enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Earlier this year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market or its currency.



Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

Local Securities Markets
The German Securities Markets


Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, 40.83% in 1997, and 3.22% year-to-date as of
August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of June 30, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VWAG with DM 173 billion.



Geographic Investment Emphasis


From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries. Since inception the Provesta Portfolio has had more than a majority of its assets, and the Top 50 Europe Portfolio has had a substantial portion of its assets, invested in German securities. This overweighting may be continued, or be changed, by the Manager in the future based on its perceptions of market opportunities.



                         MANAGEMENT OF THE CORPORATION

                            AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager


The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, 1998, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 160 mutual funds, having aggregate assets under management of more than the equivalent of $77 billion as of June 30, 1998. DFH and its subsidiaries employ approximately 600 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of June 30, 1998. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche
Bank."      DFH subsidiaries have received widespread industry recognition in
Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from such Portfolio, which is computed daily and paid monthly, equal to 1.00% (Top 50 Europe Portfolio), 0.85% (Provesta Portfolio and Investa Portfolio) or 0.75% (European Bond Portfolio) of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of the Top 50 Europe Portfolio, 0.60% of the average daily net assets of each of the Provesta Portfolio and the Investa Portfolio and 0.50% of the average daily net assets of the European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding DWS Funds


Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta Portfolio and Investa Portfolio (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity
Fund)are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta Portfolio and Investa Portfolio seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations during October of 1997 and did not have operating or performance history prior to that time.

Information about the performance of the European Mid-Cap Fund, German Equity Fund, and the two corresponding DWS Funds--Provesta (corresponding to the European Mid-Cap Fund) and Investa (corresponding to the German Equity Fund)--is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Funds are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the total return for the Class A Shares of the European Mid-Cap Fund and the German Equity Fund, and for securities indices believed by the Adviser to be suitable for performance comparisons, for the period from the commencement of operations on October 17, 1997 to August 31, 1998, and the average annualized total return for the Provesta and Investa Funds, and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta Portfolio, Investa Portfolio and the corresponding DWS Funds, for the three-, five- and ten-year periods ended August 31, 1998. The information in the table for the one-year period reflects actual total returns for the first-year of operations of the European Mid-Cap Fund and the German Equity Fund. One-year information for the corresponding DWS Funds appears in a note to the table. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.


                                  PROVESTA(1)

                    (Corresponding to the Provesta Portfolio

                       and the European Mid-Cap Fund)(6)


Total Return for the Periods Ended August 31, 1998

                    Historical Performance
European         in U.S. Dollars (unaudited)        CDAX Index         MSCI Europe
Mid-Cap            Without            With        (in U.S. Dollars)  (in U.S.Dollars)
Fund(6)        Sales Load(2)        Sales Load(3)       (4)                (5)
10/17/97 to
8/31/98        13.76%            7.48%            14.43%              12.47%
Provesta(1)
Three Years    16.02%            13.96%           16.63%              19.36%
Five Years     17.46%            16.21%           15.44%              15.73%
Ten Years      14.52%            13.90%           14.07%              12.88%

(1) Net Assets as of 8/31/98 were DM 1,937 million ($1,096 million). Provesta commenced investment operations in November 1985. The table reflects the performance of the Provesta for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Provesta for the period from 10/17/97 to 8/31/98, was 13.51% without the sales load, and 7.59% with the sales load.

(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Europe Index ("MSCI Europe") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.

(6) The table reflects the actual total return of the European Mid-Cap Fund from the commencement of operations on October 17, 1997.

                                   INVESTA(1)

                    (Corresponding to the Investa Portfolio

                         and the German Equity Fund)(6)


Total Return for the Periods Ended August 31, 1998

                        Historical Performance
German               in U.S. Dollars (unaudited)        DAX Index         MSCI
Germany
Equity                  Without          With        (in U.S. Dollars)  (in U.S.Dollars)
Fund(6)               Sales Load(2)  Sales Load(3)         (4)                (5)
10/17/97 to
8/31/98                 15.68%         9.30%             18.32%             18.74%
Investa(1)
Three Years             22.50%        20.33%             21.35%             18.18%
Five Years              18.60%        17.34%             18.53%             16.09%
Ten Years               14.78%        14.17%             15.86%             13.97%

(1) Assets as of 8/31/98 were DM 4,943 million ($2,798 million). Investa commenced investment operations in December 1956. The table reflects the performance of the Investa for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Investa for the period from 10/17/97 to 8/31/98, was 23.06% without the sales load, and 16.64% with the sales load.

(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Germany Index ("MSCI Germany") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of Germany.

(6) The table reflects the actual total return of the German Equity Fund from the commencement of operations on October 17, 1997.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1)the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta Portfolio and Investa Portfolio and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have a material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management


Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for the Top 50 Europa, a German registered mutual fund with the same investment objective, policies and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 9.0 billion ($5.0 billion) as of June 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 18.4 billion ($10.1 billion) as of June 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

Heinz-Wilhelm Fesser is senior portfolio manager for the European Bond Portfolio. Mr. Fesser also serves as the senior portfolio manager for the Global Bond Portfolio, an additional series of the Portfolio Trust. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.6 billion ($13.1 billion) as of June 30, 1998.



Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi)prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.



As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement (commencing in 1997), a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.



Operations Agent


Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolios. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.



Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.



The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.



Distributor


Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Securities laws may require certain financial intermediaries such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").



Under the Distribution Plan, Class B Shares and Class C Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.



Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the series of the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.



Transfer Agent, Custodian and Fund Accountant


Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the Custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Fund that they believe their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.



Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.



DFM has agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 1.30%, 2.35%, 2.05%, 2.35% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds, Class A Shares of the European Bond Fund, Class B Shares of the Equity Funds, Class B Shares of the European Bond Fund, Class C Shares of the Equity Funds, and Class C Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond August 31, 1999.

Expenses of Class A Shares, Class B Shares and Class C Shares

Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.



Portfolio Brokerage


Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio, and the European Bond Portfolio is generally not expected to exceed 80%, 180%, 80% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. See "Taxes."



In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.



The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates ("Deutsche Agent") may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, futures contracts or options on futures contracts when, in the judgment of the Adviser, that Deutsche Agent will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers or futures commission merchants, as applicable. As one of the primary brokers used by the Portfolios, Deutsche Bank AG or its affiliates receives brokerage commissions from each Portfolio, and may recieve compensation for executing futures transactions.



On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.


From commencement of operations through August 31, 1998, the Top 50 Europe Portfolio, Provesta Portfolio, and the Investa Portfolio paid the following aggregate brokerage commissions, respectively: $39,913, $41,688, and $21,095. No brokerage commissions were paid by the European Bond Portfolio.


                             INVESTING IN THE FUNDS

Each Fund offers investors three classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the European Bond Fund at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:


                        Contingent
Year of Redemption       Deferred
After Purchase         Sales Charge
First                      5.00%
Second                     4.00%
Third                      3.00%
Fourth                     3.00%
Fifth                      2.00%
Sixth                      1.00%
Seventh and thereafter     0.00%

Class C Shares

Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

Other Share Differences

Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES



Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions).

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares


Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                  Equity Funds

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000            5.50%      5.82%             5.00%
$50,000 but less
than $100,000                4.50%      4.71%             3.75%
$100,000 but less
than $250,000                3.50%      3.63%             2.75%
$250,000 but less
than $500,000                2.50%      2.56%             2.00%
$500,000 but less
than $1 million              2.00%      2.04%             1.75%
$1 million but less
than $2 million              None       None              1.00%*
$2 million but less
than $5 million              None       None              0.80%*
$5 million but less
than $50 million             None       None              0.50%*
$50 million but less
than $100 million            None       None              0.25%*
$100 million or more         None       None              0.15%*

* See "Dealer Concession" below.

                               European Bond Fund

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000            4.50%      4.71%             4.00%
$50,000 but less
than $100,000                4.00%      4.17%             3.50%
$100,000 but less
than $250,000                3.50%      3.63%             2.75%
$250,000 but less
than $500,000                2.50%      2.56%             2.00%
$500,000 but less
than $1 million              2.00%      2.04%             1.75%
$1 million but less
than $2 million              None       None              1.00%*
$2 million but less
than $5 million              None       None              0.80%*
$5 million but less
than $50 million             None       None              0.50%*
$50 million but less
than $100 million            None       None              0.25%*
$100 million or more         None       None              0.15%*

* See "Dealer Concession" below.

Dealer Concession


Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. The dealer concession may be changed from time to time and any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor may offer to pay dealers up to 100% of the sales charge retained by it. The Distributor, at its expense, may provide additional promotional incentives to dealers. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees to attend informational meetings about the Funds or other special events at recreational type facilities, or items of material value. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.



The sales charge for shares sold other than through registered broker/ dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other financial intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other financial intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;

7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.



To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.



Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.



To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.



Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege


If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.



Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's financial intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.



Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares and Class C Shares

Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

Conversion of Class B Shares


Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.



Purchasing Shares Through a Financial Intermediary


An investor may call a financial intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial intermediaries may be subject to reclaim by the Distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.



Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans


Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.



                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Class A shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares


Class B shareholders may exchange all or some of their shares for Class B Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."



Class C Shares


Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.



Requirements for Exchange


Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.



This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange


Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.



Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. This privilege may be modified or terminated at any time.

                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary


Shares of a Fund may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial intermediaries (such as banks) must be received by the financial intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service.



Redeeming Shares by Telephone

Shares may be redeemed in any amount by calling a Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: Fund name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.



Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's financial intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.



                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class C Shares

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares, Class B Shares and Class C Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1)shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3)shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").



Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.



                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations


As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.



Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the European Bond Fund.

Accounts with Low Balances


Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.



                          DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the European Bond Fund. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.



U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.



                                NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.



The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.



Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.


The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.



The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES



The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.



Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at capital gains rates if designated as derived from the Fund's capital gains from property held for more than one year. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at capital gains rates in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                                   APPENDIX A

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Slovakia
Bratislavia

Poland**
Warsaw

Switzerland
Basel, Geneva, Zurich



Exchanges in Non-European countries*


Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange


India**

Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta Stock Exchange

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore Stock Exchange

South Africa
Johannesburg

South Korea
Seoul


Taiwan**

Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area


Japan*

Over-the-Counter Market


Canada*

Over-the-Counter Market


South Korea*

Over-the Counter Market


Switzerland

Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich


United States*

NASDAQ-System Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

*   Not applicable to the Deutsche European Mid-Cap Fund.
**  Not applicable to the Deutsche German Equity Fund.


No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

Deutsche Top 50 Europe
Deutsche European Mid-Cap Fund
Deutsche German Equity Fund
Deutsche European Bond Fund

Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116



GO2179-09 (10/98)






prospectus
   dated October 31, 1998
   Deutsche US Money Market Funds
Class A and Class B Fund and Class Y Fund

An Open-End
Management
Investment
Company

   DEUTSCHE US MONEY MARKET FUNDS

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)

   The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund")(collectively, the "Funds") are series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation"). The Class A and Class B Fund offers two classes of shares. Class A Shares are offered at net asset value; Class B Shares are designed primarily for temporary investment as part of a special investment program in Class B Shares of other series of the Corporation (together with the Funds, the "Deutsche Funds"), and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

The investment objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in the US Money Market Portfolio (US Dollar) (the "Portfolio"), a corresponding diversified open-end management investment company. The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as the Funds. The Funds invest in the Portfolio through the Hub and Spoke/(R)/ master-feeder investment fund structure. "Hub and Spoke/(R)/" is a registered service mark of Signature Financial Group, Inc.

   The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated October 31, 1998. This information is incorporated herein by reference and is available without charge from the Funds' transfer agent, Federated Shareholder Services Company, by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Prospectus dated October 31, 1998

                               TABLE OF CONTENTS

Expense Summary........................................      2

Financial Highlights...................................      4

The Funds..............................................      5
Investment Objective, Policies and Restrictions........      5
 Loans of Portfolio Securities.........................      6
 Reverse Repurchase Agreements.........................      6
 Floating and Variable Rate Instruments................      6
 Investment Restrictions...............................      6
 Fundamental Investment Restrictions...................      6
 Non-Fundamental Investment Restrictions...............      6
Management of the Corporation and the Portfolio Trust..      7
 Manager...............................................      7
 Adviser...............................................      7
 Administrator.........................................      7
 Operations Agent......................................      8
 Administrative Agent..................................      8
 Distributor...........................................      8
 Transfer Agent, Custodian and Fund Accountant.........      9

 Year 2000 Statement...................................      9

 Expenses..............................................      9

 Portfolio Transactions................................      9

Purchase of Shares.....................................      9
 Purchasing Shares Through a Financial Intermediary....     10
 Purchasing Shares by Wire.............................     10
 Purchasing Shares by Check............................     10
Special Purchase Features..............................     10
 Systematic Investment Program.........................     10
 Retirement Plans......................................     10
Conversion of Class B Shares...........................     10
Exchange Privilege.....................................     10
CLASS A SHARES                                              10
 Class B Shares........................................     10
 Class Y Shares........................................     11
 Requirements for Exchange.............................     11
 Tax Consequences......................................     11
 Making an Exchange....................................     11
 Telephone Instructions................................     11
Redemption of Shares...................................     11
 Redeeming Shares Through a Financial Intermediary.....     11
 Redeeming Shares by Telephone.........................     11
 Redeeming Shares by Mail..............................     11
Special Redemption Features............................     12
 Systematic Withdrawal Program.........................     12
Contingent Deferred Sales Charge.......................     12
 Class A Shares........................................     12
 Class B Shares........................................     12
 Class A Shares and Class B Shares.....................     12
 Elimination of Contingent Deferred Sales Charge.......     12
Account and Share Information..........................     12
 Certificates and Confirmations........................     12
 Accounts with Low Balances............................     13
Dividends and Distributions............................     13
Net Asset Value........................................     13
Organization...........................................     13
Taxes..................................................     14
Additional Information.................................     14
Appendix A.............................................     15

                                EXPENSE SUMMARY

   The following table summarizes estimated shareholder transaction and annual operating expenses of the Funds and the allocable operating expenses of the Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and the Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                             Class A      Class B    Class Y
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)           None         None       None
Maximum Sales Charge Imposed on
Reinvested Dividends
(as a percentage of offering
price)                                         None         None       None
Contingent Deferred Sales Charge
(as a percentage of original purchase price or
redemption proceeds, as
applicable)                                    0.00%(1)     5.00%(2)    None
Redemption Fees (as a percentage of
amount redeemed, if applicable)                None          None       None
Exchange Fees                                  None          None       None

(1) Class A Shares acquired upon the exchange of Class A Shares of another Deutsche Fund purchased without an initial sales charge either (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
 (2) In the first year declining to 1.00% in the sixth year and 0.00% thereafter.

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                    (As a percentage of average net assets)

                                                          Class A   Class B   Class Y
Advisory Fees                                             0.15%     0.15%     0.15%
12b-1 Fees
 Service                                                  0.25%     0.25%     None
 Distribution                                             None      0.75%     None
Other Expenses (after expense reimbursement)              0.15%     0.15%     0.05%

Total Operating Expenses (after expense reimbursement)    0.55%     1.30%     0.20%


                           EXPENSE SUMMARY(CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:


            Class A  Class B  Class Y
1 Year          $ 6     $ 65      $ 2
3 Years         $18     $ 75      $ 6
5 Years         $31     $ 95      $11
10 Years        $69     $136      $26

An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2)no redemption at the end of each time period:

            Class A  Class B  Class Y
1 Year          $ 6     $ 13      $ 2
3 Years         $18     $ 41      $ 6
5 Years         $31     $ 71      $11
10 Years        $69     $136      $26

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined below); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and the Portfolio. The Manager, Administrator, Operations Agent, Transfer Agent, Administrative Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the first year operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. The Manager has voluntarily agreed to reimburse the expenses of the Class A and Class B Fund, for at least the first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A Shares and Class B Shares at the respective levels indicated above. Absent reimbursement of expenses, "Other Expenses" for Class A Shares, Class B Shares and the Class Y Fund for the Funds' first fiscal year were 43.40%, 0.00% and 0.00%, respectively, and "Total Operating Expenses" were 43.80%, 0.00% and 0.00%, respectively, of the average daily net assets of the class or Fund. For a more detailed description of contractual fee arrangements, including waivers and expense reimbursements, see "Management of the Corporation and the Portfolio Trust" and "Expenses." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for the Funds. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Class A and Class B Fund are charged against the assets of such Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

                               Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A Share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class B Shares of the Class A and Class B Fund, and the Class Y Fund were not offered to the
public prior to August 31, 1998.

                                                                           Deutsche
                                                                               US
                                                                             Money
                                                                             Market
                                                                              Fund
Net asset value at beginning of period                                       $1.00
Investment operations:
 Net investment income                                                        0.02
Distributions to shareholders:
 Net investment income                                                       (0.02)
Net asset value at end of period                                             $1.00
Total Return (based on net asset value)(c)*                                   2.46%
Ratios and Supplemental Data:
  Net assets, end of period (000's)                                          $727
  Ratio to average net assets:
  Expenses**(b)                                                               0.55%
  Net investment income**(b)                                                  5.04%
 (a)  Commencement of operations:                                          3/25/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

 Expenses to average net assets**                   43.80%
 Net investment income to average net assets**    (38.21)%

(c) Total Return based on net asset value, excluding the effect of shareholder transactions charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized ** Annualized

                                   THE FUNDS

   Each Fund is a diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Funds. The Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization)."

   Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor".) The Class A and Class B Fund requires a minimum initial investment of $5,000. The minimum subsequent investment for the Class A and Class B Fund is $500. The minimum initial investment to purchase Class Y Fund shares is $5 million, unless: (a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of the Deutsche Funds. There is no minimum for subsequent purchases in the Class Y Fund. See "Purchase of Shares." If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in the Portfolio, which then invests its assets in accordance with its investment objective and policies. Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Portfolio ("DBSIM" or the "Adviser"). The Manager and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolio ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolio ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolio ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolio ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolio, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940 (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS

The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Funds' shares is expected to remain constant at $1.00. However, a contingent deferred sales charge is imposed under certain circumstances. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Each Fund attempts to achieve its investment objective by investing all its investable assets in the Portfolio, a series of the Portfolio Trust which has the same investment objective as the Fund. Since the investment characteristics and experience of the Funds will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The policies employed by the Funds and the Portfolio in their efforts to achieve this objective are described below. Additional information about the investment policies of the Funds and the Portfolio appears in the Statement of Additional Information under "Investment Objectives and Policies." No Fund represents a complete investment program.

   Investments for the Portfolio mature or are deemed to mature within 397 days from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities. (See Appendix A for more information.) The Portfolio may also enter into reverse repurchase agreements. The Portfolio will not invest more than 5% of its total assets in securities of a single issuer other than U.S. government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio Trust's Board of Trustees.

Although the assets of the Portfolio are invested in high-quality, short-term securities, the Portfolio is subject to interest rate risk and credit risk which cause fluctuations in the amount of income accrued on the Portfolio's investments and therefore in the daily dividend paid by the Funds and, in extreme cases, could cause the net asset value per share of the Funds to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High-quality securities of short maturities generally have relatively minimal credit risk.

Subject to the restriction on the Funds' and the Portfolio's investments in securities that are not readily marketable (see "Non-Fundamental Investment Restrictions"), the Portfolio may purchase restricted securities, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Reverse Repurchase Agreements

   Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Funds' net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Floating and Variable Rate Instruments

Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Portfolio will limit its purchase of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book-entry form at a bank other than the Custodian, subject to a subcustodian agreement approved by the Portfolio Trust between that bank and the Custodian.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction on the Portfolio's investment in securities that are not readily marketable.

Investment Restrictions

The investment objective of each Fund and the Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. Each Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in the Portfolio. References below to the Portfolio's investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolio and each Fund described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Each Fund will comply with Rule 2a-7 under the 1940 Act, including the eligibility, diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Funds' Statement of Additional Information under "Investment Objective and Policies."

Fundamental Investment Restrictions

   Each Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). As a matter of operating policy, the foregoing fundamental policy would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or certificates of deposit, bankers' acceptances or time deposits.

Non-Fundamental Investment Restrictions

   The Portfolio will not purchase more than 10% of the principal amount of all outstanding debt obligations of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). In addition, except for the investment of all of each Fund's assets in the Portfolio, not more than 10% of the net assets of a Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                         MANAGEMENT OF THE CORPORATION

                            AND THE PORTFOLIO TRUST

   The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and the Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DBSIM as Adviser of the Portfolio.

Manager
The Portfolio Trust has retained the services of DFM as investment manager to the Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

   DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, 1998, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for the Portfolio. See "Manager" in the Statement of Additional Information.

   As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See "Expenses."


Adviser
   Pursuant to an investment advisory agreement ("Advisory Agreement") among DFM, DWS International Portfolio Management GmbH and DBSIM, the Adviser provides investment advice and portfolio management services to the Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for the Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major German banking institution. The offices of the Adviser are located at 31 West 52nd Street, New York, New York 10019.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager and the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of their fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii)prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi)conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio.

See "Expenses."

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolio, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings;
(ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

   The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Distributor

   Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by shares under the Distribution Plan.

   Under the Service Plan, the Class A and Class B Fund pays to DFM for the provision of certain services to the holders of Class A Shares and Class B Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid. Securities laws may require certain Financial Intermediaries such as depository institutions to register as dealers.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A Shares and Class B Shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares and Class B Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Class A and Class B Fund. Such assistance may be predicated upon the amount of shares the financial intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Transfer Agent, Custodian and Fund Accountant

   Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for the Funds. IBT, 200 Clarendon Street, Boston, Massachusetts 02116, acts as the Custodian of the Funds' and the Portfolio's assets. Securities held for the Portfolio may be held by a sub-custodian bank approved by the Trustees or Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolio, including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Internal Revenue Code (the "Code").

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Fund that they believe their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For the Portfolio, such expenses also include brokerage expenses.

As discussed above, if, after the Portfolio's first year of operations, the average net assets of the Portfolio have not reached $325 million, Federated Services Company, as Administrator and Operations Agent to the Funds and the Portfolio, respectively, may increase the annual rate of its asset-based fees. See "Administrator" and "Operations Agent." In addition, in such circumstance IBT and IBT (Canada), as Custodian and Fund Accounting Agent, respectively, to the Funds and the Portfolio, may increase the asset-based fees charged to the Portfolio. Such increase by the Custodian and Fund Accounting Agent could add fees of as much as 0.015% per annum of the average annual assets of the Funds and the Portfolio.

   The Manager, Adviser, Administrator, Operations Agent, Administrative Agent, Transfer Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the Fund's first year of operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at not more than 0.20%. The Manager has agreed to reimburse the expenses of the Class A and Class B Fund, for at least the Fund's first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A shares and Class B shares at 0.55% and 1.30%, respectively. There can be no assurance that the Manager or the other service providers will continue such fee waivers or reimbursement beyond one year.

Expenses of Class A Shares and Class B Shares

   Holders of Class A Shares and Class B Shares bear their allocable portion of the Class A and Class B Fund's expenses along with their allocable share of the Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares and Class B Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares and Class B Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares and Class B Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares and Class B Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares and Class B Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares and Class B Shares; legal fees relating solely to Class A Shares and Class B Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares and Class B Shares.

Portfolio Transactions

Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. See "Portfolio Transactions" in the Statement of Additional Information.

                               PURCHASE OF SHARES

   Shares of the Funds are sold on days on which the New York Stock Exchange ("NYSE") and Federal Reserve Bank are open. Shares of each Fund may be purchased as described below either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to a Fund, with a minimum initial investment of $5,000 for the Class A and Class B Fund; or $5 million for the Class Y Fund, unless:
(a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of Deutsche Funds. Additional investments in the Class A and Class B Fund can be made for as little as $500. There is no minimum for subsequent purchases in the Class Y Fund. The minimum initial investments for retirement plan participants is $1,000 and the subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.) Class B Shares may be purchased, without an initial sales charge but subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge"), only upon an exchange of Class B Shares of another Deutsche Fund.

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a financial intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Purchasing Shares Through a Financial Intermediary

   An investor may call a financial intermediary (such as a bank or an investment dealer, which has a sales agreement with the Distributor) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares are purchased at a price equal to their net asset value next determined after receipt of the purchase order. Purchase orders must be received by the Funds before 3:00 p.m. (U.S. Eastern time) in order for the purchased shares to be entitled to dividends declared that day. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares with the Class A and Class B Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent before 3:00 p.m. (U.S. Eastern time). Payment by federal funds must be received before 4:00 p.m. (U.S. Eastern time) in order to begin earning dividends that same day. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA: ABA Number 0110-0143-8; BFN Account Number 570000307; For Credit to: (Fund Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Funds); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number [#]. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your account representative at the telephone number listed on your account statement.

Purchasing Shares by Check

Once an account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

   Once an account has been opened with the minimum initial investment, shareholders of Class A Shares may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund. Shareholders should contact their Financial Intermediary or the Fund directly to participate in this program.

Retirement Plans

   Class A and Class B Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.

                          CONVERSION OF CLASS B SHARES

   Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the initial purchase date in any one Deutsche Fund. Until conversion, Class B Shares will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               EXCHANGE PRIVILEGE

Class A Shares

   Class A shareholders may exchange all or some of their shares for Class A shares of other Deutsche Funds at relative net asset value plus a sales charge to the extent required by that Deutsche Fund. Sales charges will not be imposed to the extent the exchange is made with proceeds from the previous redemption of Class A Shares of another Deutsche Fund that imposed a sales charge on the initial purchase. None of the Deutsche Funds imposes any additional fees on exchanges. However, Class A Shares acquired upon the exchange of Class A Shares of another Deutsche Fund purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of the original purchase.

Class B Shares

   Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Class Y Shares
Class Y shareholders have no exchange privileges.

   Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

   Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

   An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments. See "Taxes" below for additional information.

Making an Exchange

   Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Class A and Class B Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Funds. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Funds. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 2:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into the Class A and Class B Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which each Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary

   Shares of the Funds may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service. Redemption requests must be received by the Fund before 2:00 p.m. (U.S. Eastern time) in order for redemption proceeds to be disbursed the same day.

Redeeming Shares by Telephone

   Shares may be redeemed in any amount by calling a Fund provided the Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Wire transfer requests received before 2:00 p.m. (U.S. Eastern time) will be processed the same day, but will not include that day's dividend. Wire transfer requests received after that time will be processed the following business day, but will include that day's dividend. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

   The written request should state: Fund Name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to receive payments of a predetermined amount from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

   Depending upon the amount of the withdrawal payments, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. A shareholder may apply for participation in this program through such shareholder's financial intermediary.


                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

   No initial sales charge applies, but a contingent deferred sales charge of 1% is imposed on certain redemptions of shares issued in exchange for Class A Shares of another Deutsche Fund within one year of the original purchase. See "Exchange Privilege." Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the shares of the exchanged-from Deutsche Fund at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

   Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of the Class B Shares originally purchased in the Deutsche Fund from which the shareholder exchanged will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the Class B Shares of the exchanged-from Deutsche Fund, at the time of their original purchase or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares

   The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains;
(2)shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds of the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales
Charge").

Elimination of Contingent Deferred Sales Charge

   The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70/1/U\\2; and (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Corporation, Trustees or employees of the Portfolio Trust, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Funds' Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.

                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations

   As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

All the Funds' net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. All shareholders on the record date are entitled to dividends and distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                                NET ASSET VALUE

   The net asset value for shares of each class of the Class A and Class B Fund and the Class Y Fund is determined by subtracting from the value of each Fund's and class' total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

Each Fund computes its net asset value once daily at 3:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

                                  ORGANIZATION

   The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive Pittsburgh, PA 15237-7010; its telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 5,000,000,000 shares have been classified as shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the funds also offer Class C Shares and the Class Y Fund has Class Y Shares.

Each share of a Fund or class shall have equal rights with each other share of the Fund or class with respect to the assets of the Corporation pertaining to the Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of each Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

   The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by an financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

   The Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that the Funds and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolio.

Each investor in the Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i)the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Funds if the proposal is one that, if made with respect to the Funds, would not require the vote of shareholders of the Funds, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Funds and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Funds' shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES

The Corporation intends that the Funds will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income (and realized net capital gains, if any) for each taxable year. The Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, the Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Although each Fund does not intend to have any long-term capital gains, distributions of net long-term capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

   Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption on monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to the Funds, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Funds. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

Each Fund may withdraw its investment from the Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

                                   APPENDIX A

THIS APPENDIX IS INTENDED TO PROVIDE DESCRIPTIONS OF THE SHORT-TERM SECURITIES THE PORTFOLIO MAY PURCHASE. HOWEVER, OTHER SUCH SECURITIES NOT MENTIONED BELOW MAY BE PURCHASED FOR THE PORTFOLIO IF THEY MEET THE QUALITY AND MATURITY GUIDELINES SET FORTH IN THE PORTFOLIO'S INVESTMENT POLICIES.

U.S. Government Securities

Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

Bank Obligations

   Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Funds and other investors in the Portfolio); however, the Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Manager, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper

Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Repurchase Agreements

   Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Securities of the World Bank, Other Supranational Organizations and Foreign Governments

Assets of the Portfolio may also be invested in obligations of the International Bank of Reconstruction and Development (also known as the World Bank) and certain other supranational organizations, which are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Portfolio limits its investment in United States dollar-denominated obligations of foreign governments and their agencies and instrumentalities to the commercial paper and other short-term notes (or other notes with remaining maturities meeting the requirements of Rule 2a-7) issued or guaranteed by the governments, or agencies and instrumentalities thereof, that are members of the OECD (Organisation for Economic Co-Operation and Development) and those countries whose sovereign issuances qualify as Eligible Securities.

Other Obligations

Assets of the Portfolio may be invested in bonds, with remaining maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

Deutsche US Money Market Fund
Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116
   GO2179-06 (10/98)






                            Deutsche US Money Market Funds
                      Class A and Class B Fund and Class Y Fund

                         Statement of Additional Information










   The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund") (individually, a "Fund" and collectively, the "Funds"), each a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in US Money Market Portfolio (US Dollar) (the "Portfolio"), a Maryland corporation incorporated on May 22, 1997, and a diversified, open-end management investment company. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments.

The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective as the Funds. There can be no assurance that the Funds or the Portfolio will achieve their investment objective.

The Class A and Class B Fund offers two classes of shares, Class A Shares and Class B Shares (individually and collectively referred to as "Shares" as the context may require). Class A Shares are offered at net asset value; Class B Shares are designed primarily for temporary investment as part of a special investment program in Class B Shares, and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of the Portfolio. Deutsche Bank Securities Investment Management Inc. is the investment adviser (the "Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus dated October 31, 1998, a copy of which may be obtained from the Corporation at the address noted below.

5800 Corporate Drive
Pittsburgh, PA 15237-7010


      The date of this Statement of Additional Information is October 31, 1998. G02179-07 (10/98)

                                           I



Table of Contents

Investment Objective and Policies      1
  Loans of Portfolio Securities        1

Investment Restrictions                1
  Non-Fundamental Investment Restrictions2
  Percentage and Rating Restrictions   2

Directors, Trustees, and Officers      3
  Directors of the Corporation and Trustees of
    the Portfolio Trust                3
  Officers of the Corporation and the Portfolio
    Trust (unless otherwise noted)     4
  Compensation Table--Directors of the
    Corporation and Trustees of the Portfolio
    Trust                              6
  Fund Ownership                       6

Manager                                7

Adviser                                7

Administrator                          8

Operations Agent                       9

Administrative Agent                   9

Distributor                           10

Transfer Agent, Custodian and Fund
   Accountant                         10

Independent Accountants               11

Purchase of Shares                    11
  Conversion to Federal Funds         11



Redemption of Shares                  11
  Redemption in Kind                  11
  Systematic Withdrawal Program       11

Exchange of Shares                    12

Net Asset Value                       12

Performance Data                      13
  Yield                               13
  General                             13
  Economic and Market Information     14

Portfolio Transactions                14

Taxes                                 14
                                      --
  United States Taxation              14
  State and Local Taxes               15

Description of Shares                 15

Additional Information                16

Financial Statements                  16

Bond, Note, and Commercial Paper Ratings17

Statement of Assets and Liabilities   18

Notes to Financial Statements         19

Report of Independent Accountants     20

126


Investment Objective and Policies

The following supplements the information contained in the Funds' Prospectus concerning the investment objective, policies and techniques of the Portfolio.

Loans of Portfolio Securities

Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio.

Investment Restrictions

The investment restrictions of the Funds and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Funds also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Funds unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to the Funds as indicated and by the Portfolio Trust with respect to the Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or the Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof are amended or modified, each Fund and the Portfolio may not (except that the Corporation may invest all of each Fund's assets in the Portfolio):

(1)enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

(2)enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

(3)borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Corporation on behalf of the Funds, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements;

(4)enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

(5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

(6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. government, its agencies or instrumentalities;

(7)make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

(8)purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

(9)purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

(10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

(11) acquire securities of other investment companies;

(12)  act as an underwriter of securities; or

(13) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

   Non-Fundamental Investment Restrictions

In order to comply with certain federal statutes and policies neither the Portfolio nor the Funds may as a matter of operating policy (except that each Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value), (ii) purchase securities issued by any investment company if such purchase at the time thereof would cause more than 5% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer, would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer and all other investment companies or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, or (iii) invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various federal requirements.

Percentage and Rating Restrictions

   Except with respect to Fundamental Investment Restriction No. 2 and Non-Fundamental Investment Restriction (iii) above and the limitation on the Portfolio's obligations created by reverse repurchase agreements described in the Prospectus under "Investment Objectives, Policies and Restrictions--Reverse Repurchase Agreements," a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Funds' and the Portfolio's investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Funds, that the Portfolio will adhere to the more restrictive limitation.

The Funds will comply with Rule 2a-7 under the 1940 Act, including the eligibility, diversification, quality and maturity limitations imposed by the Rule.

Currently, pursuant to Rule 2a-7, the Funds may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has, or is deemed to have, a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity, or remaining deemed maturity, at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description to the ratings of some NRSROs appears in the Appendix attached hereto (See "Bond, Note and Commercial Paper Ratings").

Under Rule 2a-7 each Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States government, its agencies and instrumentalities. In addition, each Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (a) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (b) five percent of its total assets in second tier securities.


Directors, Trustees, and Officers

   The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation and the Portfolio Trust, and their principal occupations during the past five years (although their titles may have varied during the period), business addresses, and birthdates are:

Directors of the Corporation and Trustees of the Portfolio Trust

Richard R. Burt

     Chairman of IEP Advisors, Inc. Chairman of the Board of Weirton Steel. Member of the Board of Hollinger International. Member of the Board of Archer Daniels Midland. Member of the Board of Homestake Mining. Director of the Mitchell Hutchins family of funds. Member of the Textron Corporation International Advisory Council. Partner with McKinsey & Company (1991-1994). Previously U.S. Chief Negotiator in the Strategic Arms Reduction Talks (START) with the former Soviet Union, and prior to that was U.S. Ambassador to the Federated Republic of Germany (1985-1991). Amb. Burt's address is IEP Advisors, LLP, 1275 Pennsylvania Avenue NW, 10th Floor, Washington, D.C. 20004, and his birthdate is February 3, 1947.

Edward C. Schmults

     Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT 05738, and his birthdate is February 6, 1931.

Robert H. Wadsworth

     President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is 4455 E. Camelback Road, Suite 261 E., Phoenix, AZ 85018, and his birthdate is January 29, 1940.

Werner Walbroel

     President and Chief Executive of the German American Chamber of Commerce, Inc. President of European American Chamber of Commerce. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North
America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019, and his birthdate is August 28, 1937.

G. Richard Stamberger*

     Former Managing Director of Deutsche Bank Securities, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is 921 Fox Hill Lane, Scotch Plains, NJ 07076, and his birthdate is October 24, 1947.

Christian Strenger*

     Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 28, 1943.


     * Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act. Officers of the Corporation and the Portfolio Trust (unless otherwise noted)


Brian A. Lee

     President President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994 - 1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey. Mr. Lee's birthdate is November 20, 1947.

Joseph Cheung

     Treasurer Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Bank Securities Inc. Treasurer of the CountryBaskets SM Index Fund, Inc. (1996-1997). Chief Financial Officer and Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (since 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (1993-1997). Mr. Cheung's birthdate is August 30, 1958.

Robert R. Gambee

     Secretary Director, Deutsche Bank Securities Inc. (since 1992). Chief Operating Officer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (since 1997). Secretary and Treasurer of The Germany Fund, Inc. (1986-1997), The New Germany Fund, Inc. (1990-1997) and The Central European Equity Fund, Inc. (1990-1997). First Vice President, Deutsche Bank Securities,Inc. (1985-1991). Corporate Secretary, DB New World Fund Limited. Secretary, Deutsche Bank Investment Management, Inc. Mr. Gambee's birthdate is August 26, 1942.

Laura Weber

     Assistant Secretary and Assistant Treasurer Associate of Deutsche Bank Securities Inc. (since June, 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc. Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management. Ms. Weber's birthdate is July 13, 1971.


Holger Naumann

Assistant Treasurer of the Portfolio Trust
Director of DFM (since January 1997). Head of Participations at DWSDeutsche Gesellschaft fuer Wertpapiersparen mbH (since December 1995). Group Strategy Department at Deutsche Bank AG(1992-1995). Mr. Naumann's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 17, 1962.


Joseph Bernhart

Assistant Treasurer of the Portfolio Trust
Participations Department at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since July 1997). DIH Deutsche Industrie-Holding GmbH & Co. KG (affiliate to Deutsche Bank AG)( 1995 - 1997). Trainee, Deutsche Bank AG (1994-1995). Mr. Bernhart's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 7, 1966.

Unless otherwise noted, the address of each Cororation Director and Officer and Trust Trustee and Officer is 31 West 52nd Street, New York, NY 10019.

        Compensation Table--Directors of the Corporation and Trustees of the Portfolio Trust


                          Aggregate     Estimated Total
                        Compensation      Compensation
                          from the    from the Corporation
                         Corporation  the Portfolio Trust,
                          and the            and the
                      Portfolio Trust *  Fund Complex**

Edward C. Schmults,
Director and Trustee       $1,000           $45,750

Robert H. Wadsworth,
Director and Trustee       $1,000           $63,000

Werner Walbroel,
Director and Trustee       $1,000           $47,250

G. Richard Stamberger,
Director and Trustee         None              None

Christian Strenger,
Director and Trustee         None              None

Richard R. Burt,#
Director and Trustee         None              None

*  Information is furnished for the fiscal year ended August 31, 1998.

     ** The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

   Information is furnished for the period from May 22, 1997, organization date of the Corporation, to August 31, 1998.

     # Amb. Richard R. Burt was elected as a Director of the Corporation on October 9, 1998.

    The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees and none of the Corporation's officers devote full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

   Fund Ownership

     As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares: Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington,KY, owned approximately 7,922,080 Shares (92.09%); and Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 642,671 Shares (7.47%).

As of October 9, 1998, no person owned 5% or more of the outstanding voting stock of the Class B Shares of the Class A and Class B Fund.

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class Y Shares: Federated Administrative Services, Pittsburgh, PA, owned 100 (100%) Class Y Shares.

As of October 9, 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned less than 1% of the Funds.



Manager

The investment manager to the Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to the Portfolio ("Management Agreement"), DFM acts as investment manager to the Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of the Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides the Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to the Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See also "Expenses" in the Prospectus.

        From the Portfolio's commencement of operations (March 25, 1998) through August 31, 1998, DFM earned management fees of $215,792.

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for the Portfolio.

Adviser

   DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, with DWS International Portfolio Management GmbH and the Adviser on behalf of the Portfolio Trust with respect to the Portfolio and certain other portfolios of the Portfolio Trust. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions. The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.



The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate automatically if assigned or if the Management Agreement is terminated and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

   From the Portfolio's commencement of operations ( March 25, 1998) through August 31, 1998, the Adviser earned advisory fees of $161,844.



Administrator

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to the Funds has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Funds on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

   As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager, the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of its fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses" in the Prospectus.

From the Funds' commencement of operations through August 31, 1998, the Funds incurred costs for administrative services in the amount of $120 for the Class A and Class B Fund.

Operations Agent

Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolio ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolio, Federated Services Company, among other things; (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; and (vii) prepares investor meeting materials.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable with respect to the Portfolio by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses" in the Prospectus.

   From the Portfolio's commencement of operations through August 31, 1998, the Portfolio incurred Operations Agency fees in the amount of $28,933.

Administrative Agent

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolio ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolio, IBT (Cayman)
(i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement.

   The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

     From the Portfolio's commencement of operations through August 31, 1998, the Portfolio incurred Administrative Agency fees in the amount of $67,796.

Distributor

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Funds at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds (see "Additional Information"). The Distribution Agreement is terminable with respect to the Funds by the Corporation's Directors or shareholders of the Funds on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

   The Distributor is not obligated to sell any specific number of Shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B Shares of the Class A and Class B Fund are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares of the Class A and Class B Fund are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Class A and Class B Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Class A and Class B Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

From the Funds' commencement of operations through August 31, 1998, the Funds incurred service fees in the amount of $669 for the Class A and Class B Fund.

    The Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation has been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class A and Class B Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Shares of the Fund.

Transfer Agent, Custodian and Fund Accountant

   Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds ("Transfer Agent" and "Dividend Disbursing Agent"). As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund Shares and for crediting income, capital gains and other changes in Share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 acts as the custodian of the Funds' and the Portfolio's assets ("Custodian"). Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolio including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.



The Transfer Agent, Custodian and Fund Accountant each has agreed to waive fees and/or reimburse expenses with respect to the Class Y Fund for its first year of operations.
See "Expenses" in the Prospectus.

Independent Accountants

   The independent accountants of the Corporation and the Portfolio Trust are PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP), 1177 Avenue of the Americas, New York, New York 10036. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Funds or Portfolio, as the case may be.

Purchase of Shares

Shares are sold at their net asset value on days the New York Stock Exchange ("NYSE") and Federal Reserve Bank are open for business. The procedure for purchasing Shares is explained in the Prospectus under "Purchase of Shares."

Conversion to Federal Funds

It is the policy of each Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

Redemption of Shares

   The Funds redeem Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in the Funds' Prospectus under "Redemption of Shares." Although the Transfer Agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B Shares redeemed within six years of purchase (determined with reference to the date of purchase of the Class B Shares of the Deutsche Fund from which the shareholder exchanged) may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of the original purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in the Class A and Class B Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in the Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Redemption in Kind

   Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Funds' portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Systematic Withdrawal Program

   The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12-month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

Exchange of Shares

   An investor may exchange shares from any series of the Corporation (a "Deutsche Fund") into shares of the same class of any other Deutsche Fund, as described under "Exchange of Shares" in the Funds' Prospectus. Class A Shares, when exchanged into another Deutsche Fund, may incur a sales load at the time as required by that Deutsche Fund. For complete information, the prospectus relating to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

   The net asset value of each of the Funds' Shares is determined each day the NYSE is open for regular trading and the Federal Reserve Bank is open for business. (As of the date of this Statement of Additional Information, the NYSE and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of each Share of the Funds is made once during each such day as of 3:00 p.m. (U.S. Eastern time) by subtracting from the value of each Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of Shares of each Share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each Share class and each Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Corporation and the Portfolio Trust employ specific investment policies and procedures to accomplish this result.

The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per Share of the Funds is determined. The value of each Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Funds' shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio Trust have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio Trust, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio Trust will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio Trust will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio Trust determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio Trust; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity or a deemed maturity, of more than 397 days within the meaning stated in the 1940 Act; (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities).

It is expected that the Funds will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund Shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

Performance Data

From time to time, the Funds may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield

The current and effective yield for each class of Shares of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Corporation may use an effective annualized yield quotation for the Funds computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result.

The yield for the Class A Shares of the Class A and Class B Fund for the seven-day, and the thirty-day, period ended August 31, 1998, was 4.85%. There is no similar performance for the Class B Shares of the Class A and Class B Fund or for the Class Y Fund through August 31, 1998 since there were no public sales.


General

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in either Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

   Comparative performance information may be used from time to time in advertising the Funds' Shares, including appropriate market indices or averages or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The performance of the Funds may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures.

The yield should not be considered a representation of the yield of a Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effects or expected effects on the securities markets. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

Portfolio Transactions

The Adviser for the Portfolio places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

The Adviser does not seek profits through short-term trading. However, it may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Deutsche Bank AG may receive brokerage commissions from the Portfolio.

Taxes

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distributions" and "Taxes."

United States Taxation

   Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs). As a RIC, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

To maintain a constant $1.00 per Share net asset value, the Trustees may direct that the number of outstanding Shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.


State and Local Taxes

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

   The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in Shares of the Funds should consult their own tax advisers as to the tax consequences of investing in such Shares, including the consequences under state, local and other tax laws.

Description of Shares

   The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 Shares of common stock, par value $0.001 per Share, of which 5,000,000,000 Shares have been classified as Shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Corporation currently consists of eleven such series and two classes of Shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

     Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional Shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or Officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

Additional Information

As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

   A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to a Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

   Financial Statements

Audited financial statements for the Class A and Class B Fund for the period from commencement of operations through August 31, 1998, are incorporated herein by reference to the Annual Report of the Funds, dated August 31, 1998 (File Nos. 333-7008 and 811-8227). A copy of such report will be provided without charge to each person receiving this Statement of Additional Information. Audited financial statements of the Class Y Fund dated August 31, 1998 accompany this Statement of Additional Information.

Bond, Note, and Commercial Paper Ratings

Moody's Investors Service, Inc. ("Moody's") Bond Ratings

Aaa--Bonds rated Aaa are judged to be of the "best quality." Aa1 is the rating directly below Aaa, and then continues to Aa2, Aa3 to show relative strength within the rating category.

Standard & Poor's ("S&P")

AAA--The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

Note and Variable Rate Investment Ratings

Moody's--MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

S&P--SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

Corporate Commercial Paper Ratings

Moody's--Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P--Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                          Statement of Assets and Liabilities

                      Deutsche Institutional US Money Market Fund
                                    August 31, 1998



Assets:
Investment in Deutsche Institutional US Money Market Portfolio,
at value                                                         ---------
Cash                                                                6,500
Other accounts receivables                                            100
Deferred organization costs                                         6,294
   Total assets                                                    12,894
Liabilities:
Organization costs payable                                          6,294
   Total liabilities                                                6,294
   Net assets                                                     $ 6,600
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 10,000,000,000 shares)      7
Paid-in Capital                                                     6,593
      Net assets $6,600 Computation of Net Asset Value, Redemption Price and Offering Price Per Share Shares outstanding 6,600 Net asset value, redemption price per share $ 1.00

The accompanying notes are an integral part of the financial statements.

                             Notes to Financial Statements

                                  Deutsche Funds, Inc.
                                    August 31, 1998

Note 1 - General
Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statement and notes relate to the Deutsche Institutional US Money Market Fund, (the "Fund"). As of August 31, 1998, the Fund had no operations other than the sale of 6,600 shares to Edgewood Services, Inc. The Fund will seek to achieve its respective investment objective by investing substantially all of its assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of the Fund.

The Company has not retained the services of an investment adviser since the Fund will seek to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Fund and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Fund. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Fund (the "Distributor").

The Fund will record daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization costs. The Company has had no operations through August 31, 1998, other than those relating to organizational matters. Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and will be reimbursed by the Fund. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Edgewood (or any subsequent holder) of the Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 2 -  Significant Agreements and Transactions with Affiliates
The Company has retained the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Fund subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from the Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of the Fund's average daily net assets. If after the first year of operations of the Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company has entered into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of the Fund. The Company has adopted a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B Shares are subject to the Distribution Plan and Class A Shares and Class B Shares are subject to the Service Plan.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for the Fund. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc.
will provide fund accounting services to the Fund.

DFM together with IBT Fund Services (Canada) Inc., its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse the Fund through at least one year from the Fund's commencement of operations, to the extent necessary to maintain theFund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.20% of the average daily net assets.

Report of Independent Accountants

To the Shareholder and Board of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche Institutional US Money Market Fund (one of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.



PART C.    OTHER INFORMATION.

Item 24.    Financial Statements and Exhibits:

            (a)   Financial Statements (Filed in Part B)
            (b)   Exhibits:
            (1)         Copy of Articles of Amendment and Restatement of the
                         Registrant; (3)
                (i)   Conformed copy of Articles of Amendment; +
                (ii)  Conformed copy of Articles Supplementary of Registrant; +
               (iii) Conformed copy of Articles of Amendment
                        Certificate of Correction; +
            (2)         Copy of By-Laws of the Registrant; (1)
            (3)         Not applicable;
            (4)         Copy of Specimen Certificate for shares of common
                        stock of the Registrant; (7)
            (5)   (i)   Copy of Investment Advisory Agreement of the
                        Registrant; (3)
                  (ii)  Copy of Investment Management Agreement; (5)
            (6)         (i) Conformed copy of Distributor's Contract including
                        Exhibits A and B thereto; (6)
                  (ii) Conformed copy of Exhibit C to the Distributor's Contract; + (iii) Conformed copy of Mutual Funds Sales and Service Agreement; (6)
             (7)        Not applicable;
             (8)        (i) Conformed copy of Custodian Agreement between
                        Investors Bank and Trust and the Registrant; (6)
                  (ii) Custodian Agreement between Deutsche Portfolios and Investors Bank and Trust Company; (3) (iii) Conformed copy of Delegation Agreement between Deutsche Portfolios and Investors Bank and Trust Company including Appendix A-D; +
             (9)  (a)(i)Conformed copy of Master Agreement for
                        Administration Services between Federated Services
                        Company and the Registrant; (7)
--------------------------------------------
+All exhibits have been filed electronically

1. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997.
      (File Nos. 333-7008 and 811-8227)
3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997.
      (File Nos. 333-7008 and 811-8227)
5. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997.
      (File Nos. 333-7008 and 811-8227)
6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227)

            (9)   (a)(ii)Administration Agreement between Deutsche
                         Portfolios and IBT Trust Company (Cayman)Ltd.; (3)
                  (b)(i)Conformed copy of Fund Accounting Agreement
                        between IBT Fund Services (Canada) Inc. and
                        the Registrant; (6)
                  (b)(ii)Conformed copy of Appendix A to Fund
                         Accounting Agreement between IBT Fund Services
                         (Canada) Inc. and the Registrant; +
                  (b)(iii)Copy of Fund Accounting Agreement between
                          Deutsche Portfolios and IBT Funds Services
                          (Canada) Inc.; (3)
                  (c) Conformed copy of Services Agreement; (6) (d) Form of
                              Amendment #1 to Exhibit 1 of the Services
                         Agreement; +
            (10)  Copy of Opinion and Consent of Counsel as to
                   legality of shares being registered; (5)
            (11)  (a) Conformed copy of consent of Independent Accountants
                     (Deutsche US Money Market Fund and Deutsche
                     Institutional US Money Market Fund); +
                  (b) Conformed copy of consent of Independent
                      Accountants (Deutsche Top 50 World, Deutsche
                      Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund); +
            (12)      Not applicable;
            (13)      Copy of investment representation letters from
                      initial shareholders; (5)
            (14)      Not applicable;
            (15)  (i) Conformed copy of Distribution and Services Plan; (6)
                  (ii)Conformed copy of Exhibit C to the Distribution and
                  Service
                      Plan; (7)
            (16) (a) Schedule for Computation of Fund Performance Data Total Return (Deutsche Top 50 World Fund, Deutsche Top 50 Europe Fund; Deutsche Top 50 Asia Fund; Deutsche Top 50 US Fund; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund; Deutsche Japanese Equity Fund; Deutsche Global Bond Fund; and Deutsche European Bond Fund); (6)
                  (b) Schedule for Computation of Fund Performance Data Yield
                      (Deutsche Global Bond Fund, Deutsche European Bond
                      Fund); (6)
            (17)      Copy of Financial Data Schedules; +
            (18)      Conformed copy of Amended and Restated Multiple
    Class Plan including Exhibit A; +
            (19)      Conformed copy of Power of Attorney. +
---------------------------------------------
+All exhibits have been filed electronically

3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997.
      (File Nos. 333-7008 and 811-8227)
5. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997.
      (File Nos. 333-7008 and 811-8227)
6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227)

Item 25.    Persons Controlled by or Under Common Control with Registrant

            None

Item 26.    Number of Holders of Securities:

                                                Number of Record Holders
            Title of Class                      as of October 9, 1998
            --------------                      ---------------------

            Shares of Common Stock/Class A Shares
            ($0.001 per Share par value)

            Deutsche European Mid-Cap Fund                         66
            Deutsche German Equity Fund                            42
            Deutsche Japanese Equity Fund                          14
            Deutsche Global Bond Fund                              20
            Deutsche European Bond Fund                            13
            Deutsche Top 50 World                                  55
            Deutsche Top 50 Europe                                 43
            Deutsche Top 50 Asia                                   24
            Deutsche Top 50 US                                     70
            Deutsche US Money Market Fund                          61

            Shares of Common Stock/Class B Shares
            ($0.001 per Share par value)

            Deutsche European Mid-Cap Fund                         51
            Deutsche German Equity Fund                             9
            Deutsche Japanese Equity Fund                           2
            Deutsche Global Bond Fund                               2
            Deutsche European Bond Fund                             5
            Deutsche Top 50 World                                   5
            Deutsche Top 50 Europe                                 11
            Deutsche Top 50 Asia                                    7
            Deutsche Top 50 US                                     11
            Deutsche US Money Market Fund                           3

            Shares of Common Stock/Class Y Shares
            ($0.001 per Share par value)

            Deutsche Institutional US Money Market Fund            66

            Shares of Common Stock/Class C Shares
            ($0.001 per Share par value)

            Deutsche European Mid-Cap Fund      Not yet effective
            Deutsche German Equity Fund         Not yet effective
            Deutsche European Bond Fund         Not yet effective
            Deutsche Top 50 Europe              Not yet effective
            Deutsche Top 50 US                  Not yet effective

Item 27.    Indemnification:

Reference is made to Article EIGHTH of Registrant's Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Adviser:

Deutsche Fund Management,  Inc. ("DFM"), DWS International  Portfolio Management
GmbH   ("DWS-IPM")   and  Deutsche   Morgan   Grenfell   Investment   Management
Inc.("DMGIM") are each indirect subsidiaries of Deutsche Bank AG.

Deutsche Funds Holding GmbH ("DFH"), a holding company organized under German law, 93% owned by Deutsche Bank AG; sole shareholder of DFM (since 1/97); sole shareholder of DWS-IPM (since 5/97).

Deutsche Bank AG, a publicly-held global financial institution, trading on the Frankfurt Stock Exchange); sole shareholder of DFH (since 9/94).

Deutsche Bank North America Holding Corp. ("DBNAH"), a holding company organized under US law, 100% owned by Deutsche Bank AG; sole shareholder of Deutsche Bank U.S. Financial Markets Holding Corporation. Deutsche Bank U.S. Financial Markets Holding Corporation, a holding company organized under US law, 100% owned by DBNAH; sole shareholder of DMGIM.

Brian A. Lee, President and Managing Director of DFM (since 1/97); President and Chief Operating Officer of Deutsche Bank Trust Company ("DBTC")(prior to 1997).

Christian Strenger, Chairman of the Board of Directors of DFM (since 1/97); Managing Director/Spokesman of DFH (since 9/94); Managing Director/Spokesman of DWS-IPM (since 5/97); Managing Director/Spokesman of DWS Deutsche
Gesellschaftfuer Wertpapiersparen mbH ("DWS-DGW)(since 8/91).

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DFH (since 9/94); Manager Director of DWS-IPM (since 5/97); Executive Director of DB Investment Management, S.A. (since 7/87); Managing Director of DWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Participations at DWS-DGW(since 12/95); Group Strategy Department at Deutsche Bank AG (prior to 12/95).

Bernd-Albrecht von Maltzan, Director of DFM (since 5/97); Divisional Board Member of Deutsche Bank AG (since 7/96); Managing Director of Deutsche Morgan Grenfell in Frankfurt and London (prior to 7/96).

Michael C. Lowengrub, Treasurer of DFM (since 1/97); Treasurer of DBTC (since 4/95); Director and Comptroller - Private Banking at Deutsche Bank AG-New York Branch (since 10/92).

Thomas A. Curtis, Secretary of DFM (since 1/97); Secretary of CB Management Corp. (since 2/96); Director and Counsel of Deutsche Bank AG-New York Branch(since 7/95).

Axel-Guenther Benkner, Managing Director of DWS-IPM (since 5/97); Managing Director of DFH (since 9/94); Managing Director of Deutsche
Vermoegensbildungsgesellschaft mbH (since 12/90); Managing Director of DWS-DGW (since 2/91).

Heinz-Wilheim Fesser, Senior Portfolio Manager of DWS-IPM (since 5/97); Fixed Income-Global at DWS-DGW (since 12/??).

Klaus Kaldmorgen, Senior Portfolio Manager of DWS-IPM (since 5/97); Equities-Global at DWS-DGW (since 12/??).

Klaus Martini, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Europe at DWS-DGW (since 7/84).

Elisabeth Weisenhorn, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Germany at DWS-DGW (since 11/85).

Reinhold Volk, Chief Financial Officer of DWS-IPM (since 6/97); Head of Controlling at DWS-DGW (since 10/86).

Mathias Geuckler, Chief Compliance Officer of DWS-IPM (since 6/97), Chief Compliance Officer of DWS-DGW (since 11/92).

Gerhard Seifried, Chief Operations Officer of DWS-IPM (since 6/97); Head of Fund Administration at DWS-DGW (since 10/85).

Guy Richard Stamberger, President, Chief Executive Officer and Director of DMGIM(since 10/94); Director of DBTC (since 4/95); Managing Director of Deutsche Bank Securities Corporation (prior to 10/94).

David Alan Zornitsky, Secretary and Treasurer of DMGIM (since 10/94); Assistant Vice President at Deutsche Bank Securities Corporation (prior to 10/94).

Item 29. Principal Underwriters:

(a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Excelsior Funds, Inc., (formerly, UST Master Funds, Inc.), Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), FTI Funds, FundManager Portfolios,
  Great Plains Funds, Old Westbury Funds, Inc., Robertsons Stephens
  Investment Trust, WesMark Funds, WCT Funds.

            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices        Positions and Offices
 Business Address                With Distributor             With Registrant

Lawrence Caracciolo           Director, President,                --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Arthur L. Cherry              Director,                           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

J. Christopher Donahue        Director,                           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Ronald M. Petnuch             Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas P. Schmitt             Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas P. Sholes              Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Ernest L. Linane              Assistant Vice President,           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas J. Ward                Assistant Secretary,                --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

            (c)  Not applicable.

Item 30.    Location of Accounts and Records:

            All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

            Deutsche Funds, Inc.                5800 Corporate Drive
                                                Pittsburgh, PA 15237-7010

            Edgewood Services,Inc.              P.O. Box 897
            (Distributor)                       Pittsburgh, PA 15230-0897

            Federated Shareholder Services
              Company                           P.O. Box 8609
            (Transfer Agent)                    Boston, MA 02266-8609

            Federated Services Company          Federated Investors Tower
            (Administrator)                     1001 Liberty Avenue
                                                Pittsburgh, PA 15222-3779

            Deutsche Fund Management, Inc.      31 West 2nd Street
            (Adviser)                           New York, NY  10019

            IBT Fund Services (Canada) Inc.     One First Place
            (Fund Accountant)                   King Street West, Suite 2800
                                                P.O. Box 231
                                                Toronto, Ontario M5X1C8

            Investors Bank & Trust Co.          200 Clarendon Street
            (Custodian)                         Boston, MA  02116

Item 31.    Management Services:  Not applicable.

Item 32.    Undertakings:

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                       SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Deutsche Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 2nd day of November, 1998.

                                  DEUTSCHE FUNDS, INC.

                  BY: /s/ Brian A. Lee
                  Brian A. Lee, President
                  November 2, 1998

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE


    By: /s/ Brian A. Lee          Attorney In Fact          November 2, 1998
    Brian A. Lee                  For the Persons
                                  Listed Below

    NAME                            TITLE

Brian A. Lee*                     President
                                  (Chief Executive Officer)

David M. Taylor*                  Treasurer
                                  (Principal Financial and
                                  Accounting Officer)

Edward C. Schmults*               Director

Robert A. Wadsworth*              Director

Werner Walbroel*                  Director

Christian Strenger*               Director

Joseph E. Cheung*                 Director


* By Power of Attorney